Registration No. 33-48605 and 811-06139
                       (BBH Inflation Indexed Securities
                     Fund, BBH International Equity Fund and
                         BBH Tax-Efficient Equity Fund)

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 55

                           REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 87


                                 BBH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                        40 Water Street, Boston, MA 02109
                    (Address of Principal Executive Offices)

                               (800) 625-5759
                        (Registrant's Telephone Number)

                               John A. Nielsen
                      140 Broadway, New York, NY 10005
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                                  Copy to:
                       John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell
                 125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[ X ]  Immediately upon filing pursuant to paragraph (b)
[   ]  on ________________pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(i)
[   ]  on _______________ pursuant to paragraph (a)(i)
[   ]  75 days after filing pursuant to paragraph (a)(ii)
[   ]  on ____________ pursuant to paragraph (a)(ii).

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN

                                   Prospectus
                                FEBRUARY 28, 2006

                      BBH INFLATION-INDEXED SECURITIES FUND
                                 CLASS N SHARES
                                 CLASS I SHARES

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (Sec) Or Any State Securities Commission, Nor Has The Sec Or Any State Securities Commission Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Contents

Investment Objective                                                           3

Principal Investment Strategies                                                3

Principal Risk Factors                                                         7

Fund Performance                                                              11

Fees and Expenses of the Fund                                                 13

Investment Adviser                                                            15

Shareholder Information                                                       16

Financial Highlights                                                          25

Additional Information                                                        27

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. All securities purchased by the Investment Adviser must be rated at least Investment Grade (rated BBB or better) by Moody's Investors Service or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality). The dollar-weighted average maturity of the Fund's holdings will range from 3-years to 15-years.

The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities and mortgage backed securities.

The Investment Adviser may invest the assets of the Fund in security types mentioned above which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivative investments to gain exposure to market movements related to such securities or to reduce exposure to other risks, such as interest rate or credit default. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives used by the Fund will succeed. Derivative investments include future, swap and option contracts.

Common features of future contracts include: (1) standardized contract features,
(2) traded on organized exchanges, and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps, total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR.
Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class which can be defined by an index. Credit default swaps are agreements where the Fund pays a fixed periodic coupon for the specified life of the agreement. The other party makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will then make a payment to the Fund, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Because the Fund refers to IIS securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in IIS securities under normal circumstances.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Interest Rate Risk:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

The IIS Market:

Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

Indexing Methodology:

The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

Portfolio Turnover:

The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Credit Risk:

Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of Investment Grade or better, which reduces the Fund's exposure to credit risk.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign Investment Risk:

Investing  in  securities  of  foreign  issuers  involves  risks  not  typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Investments in the Fund are neither insured nor guaranteed by the U.S. government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although U.S. government agencies and instrumentalities may be chartered or sponsored by acts of congress, their securities are neither issued nor guaranteed by the United States Treasury.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N and Class I shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[The following information was depicted as a bar chart in the printed material]

                         Total Return for Class N Shares
                             (% Per Calendar Year)
--------------------------------------------------------------------------------

  3.47%  2.29%  4.67%  3.46%   13.34%  8.42%   16.25%   7.25%   8.32%   2.97%
  1996   1997   1998   1999     2000    2001    2002     2003    2004    2005

Highest and Lowest Return for Class N Shares (Quarterly 1996-2005)
--------------------------------------------------------------------------------

                                                      Return      Quarter Ending
                                                      ------      --------------
Highest                                                8.60%           9/30/2002

Lowest                                               (3.05)%           6/30/2004

Average Annual Total Returns (Through December 31, 2005)
--------------------------------------------------------------------------------

Return Before Taxes is shown and in addition, Return After Taxes is shown for Class N and Class I shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for Citigroup Inflation Linked Securities Index, a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

                                                      1 Year   5 Years  10 Years
                                                      ------   -------  --------
Class N Shares

Return Before Taxes                                    2.97%    8.55%    6.95%

Return After Taxes on Distributions*                   0.55%    6.22%    4.66%

Return After Taxes on Distributions
   and Sale of Fund Shares*                            2.18%    6.00%    4.56%

Class I Shares

Return Before Taxes                                    3.17%    8.82%    7.25%**

3-Year Treasury (reflects no
  deduction for fees, expenses or taxes)***            0.94%    4.68%    5.68%

Citigroup Inflation Linked Securities Index
  (reflects no deduction for fees,
   expenses or taxes)***                               2.86%    8.74%    7.56%

* After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The total return figure stated for Class I Shares reflects performance only since the Fund's Start of Performance date which began on August 14, 2001.

***Index performance is calculated from March 28, 1997 (commencement). Since IIS reduce the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)

                                                     Class N            Class I
                                                     -------            -------
Maximum Sales Charge (Load) Imposed on Purchases        None               None

Maximum Deferred Sales Charge (Load)                    None               None

Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                       None               None

Redemption Fee (as a percentage
  of total redemption proceeds)(1)                     1.00%              1.00%

Exchange Fee                                            None               None

Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(Expenses that are deducted from fund assets as a percentage of average net assets)

                                                     Class N            Class I
                                                     -------            -------
Management Fee                                         0.25%              0.25%

Administration Fee                                     0.10%              0.10%

Shareholder Servicing Fee                              0.25%               None

Distribution (12b-1) Fee                                None               None

Other Expenses                                         0.11%              0.11%
                                                       ----               ----

Total Annual Fund Operating Expenses                   0.71%              0.46%
                                                       ====               ====

(1) The Redemption Fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N shares and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class N shares and Class I shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N shares and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                      1 Year    3 Years     5 Years    10 Years
                                      ------    -------     -------    --------
Class N Shares                           $73       $227        $395        $883

Class I Shares                           $47       $148        $258        $579

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2005, it managed total assets of approximately $40 billion.

Investment strategies for the Fund and all other fixed income accounts managed by the Adviser are formed by the Fixed Income Strategy Group chaired by Glenn E. Baker, a partner at Brown Brothers Harriman. All issuers eligible for purchase in fixed income accounts managed by the Adviser are approved by the Fixed Income Credit Committee, also chaired by Mr. Baker. The implementation of investment strategies in the Fund and across all other fixed income accounts managed by the Adviser is supervised by Mr. Gregory S. Steier, a senior vice president at Brown Brothers Harriman.

Mr. James J. Evans manages the assets of the BBH Inflation-Indexed Securities Fund on a day-to-day basis. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

The Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of shares of the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Net Asset Value

The Fund normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities Valuation Policies

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE, normally, at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Description Of Share Classes

The Fund offers three share classes: Class N shares, Class I shares and Class A shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class N and Class I shares. Each share class has different sales charges and other expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Contact your investment professional or call 1-800-625-5759 for more information concerning the other class.

Purchase Of Shares

The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                          Class N        Class I
                                                          -------        -------
Initial Purchases                                        $100,000     $1,000,000

Subsequent Purchases                                     $ 25,000     $   25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $500.

Redemption Of Shares

The Fund executes redemption requests at the next NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary and each Eligible Institution may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and trans-action charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Redemption Fee

Fund shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Dividends and Distributions

The Fund generally declares and pays monthly dividends and makes capital gains distributions, if any, once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholder of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary or Eligible Institution may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.


Transaction                    Federal Tax Status
--------------------------------------------------------------------------------
Redemption or                  Usually capital gain or loss, long-term only
exchange of shares             if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain         Long-term capital gain
distributions
--------------------------------------------------------------------------------
Dividends                      Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help an investor understand the Fund's Class N and Class I shares financial performance for the past five years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected per share data and ratios for a Class N share outstanding throughout each year

                                                         For the years ended October 31,
                                      --------------------------------------------------------------------
                                       2005          2004            2003            2002           2001
                                      ------        -------        -------          -------        -------
Net asset value, beginning of year .  $11.32        $ 11.32        $ 10.89          $ 10.50        $  9.63
                                      ------        -------        -------          -------        -------
Income from investment operations:
   Net investment income ...........    0.46(1)        0.38(1)        0.35(1)          0.37           0.51
   Net realized and unrealized
     gain (loss) ...................   (0.14)          0.45           0.71             0.52           0.87
                                      ------        -------        -------          -------        -------
   Total income from
     investment operations .........    0.32           0.83           1.06             0.89           1.38
                                      ------        -------        -------          -------        -------
Less dividends and distributions:
   From net investment income ......   (0.45)         (0.40)         (0.33)           (0.38)         (0.51)
   From net realized gains .........   (0.19)         (0.43)         (0.30)           (0.12)            --
                                      ------        -------        -------          -------        -------
   Total dividends
     and distributions .............   (0.64)         (0.83)         (0.63)           (0.50)         (0.51)
                                      ------        -------        -------          -------        -------
Net asset value, end of year .......  $11.00        $ 11.32        $ 11.32          $ 10.89        $ 10.50
                                      ======        =======        =======          =======        =======
   Total return ....................    2.91%          7.77%         10.05%            8.77%         14.84%
Ratios/Supplemental data:
   Net assets, end of year
    (in millions) ..................  $  489        $   373        $   380          $   229        $    95
   Expenses as a percentage of
     average net assets ............    0.71%(2)       0.72%(2)       0.67%(2,3)       0.65%(3)       0.65%(3)
   Ratio of net investment income
     to average net assets .........    4.10%          3.43%          3.43%            3.88%          5.01%
   Portfolio turnover rate .........     572%           553%           393%             458%           325%

(1) Calculated using average shares outstanding for the year.

(2) The ratio of  expenses  to average net assets for the years  ended  October  31,  2005,  2004 and 2003 reflect fees reduced as a result of an expense  offset  arrangement  with the Fund's  custodian.  Had this arrangement not been in place, this ratio would have been 0.71%, 0.72% and 0.67%, respectively.

(3) Had the expense payment agreement which terminated on July 31, 2003 not been in place,  the ratio of  expenses  to  average  net  assets  would  have been as
follows:                                 n/a            n/a           0.72%            0.80%          0.92%

BBH INFLATION-INDEXED SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each period

                                                                                                  For the period
                                                                                                  August 16, 2001
                                                                                                   (commencement
                                                      For the years ended October 31,              of operations)
                                        -----------------------------------------------------         through
                                         2005          2004            2003            2002       October 31, 2001
                                        ------        -------        -------          -------        -------
Net asset value, beginning of period .  $11.33        $ 11.34        $ 10.90          $ 10.50        $ 10.25
                                        ------        -------        -------          -------        -------
Income from investment operations:
   Net investment income .............    0.49(1)        0.43(1)        0.38(1)          0.42           0.06
   Net realized and unrealized
     gain (loss) .....................   (0.12)          0.41           0.72             0.49           0.25
                                        ------        -------        -------          -------        -------
   Total income from investment
     operations ......................    0.37           0.84           1.10             0.91           0.31
                                        ------        -------        -------          -------        -------
Less dividends and distributions:
   From net investment income ........   (0.48)         (0.42)         (0.36)           (0.39)         (0.06)
   From net realized gains ...........   (0.19)         (0.43)         (0.30)           (0.12)            --
                                        ------        -------        -------          -------        -------
   Total dividends and
     distributions ...................   (0.67)         (0.85)         (0.66)           (0.51)         (0.06)
                                        ------        -------        -------          -------        -------
Net asset value, end of period .......  $11.03        $ 11.33        $ 11.34          $ 10.90        $ 10.50
                                        ======        =======        =======          =======        =======
Total return .........................    3.30%          7.99%         10.27%            9.09%          3.08%
Ratios/Supplemental data:
Net assets, end of period
  (in millions) ......................  $   96        $    83        $    55          $    41        $     3
  Expenses as a percentage of
    average net assets ...............    0.46%(2)       0.47%(2)       0.42%(2,3)       0.40%(3)       0.40%(3,4)
  Ratio of net investment income to
    average net assets ...............    4.33%          3.78%          3.16%            4.29%          2.10%(4)
  Portfolio turnover rate ............     572%           553%           393%             458%           325%

(1) Calculated using average shares outstanding for the year.

(2) The ratio of expenses to average  net assets for the years ended  October 31, 2005 2004 and 2003  reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.46%, 0.46% and 0.42%, respectively.

(3) Had the expense payment  agreement,  which  terminated on July 31, 2003, not been in place,  the ratio of expenses  to average net assets  would have been as
follows:                                  n/a            n/a           0.47%            0.55%          0.67%(4)

(4)        Annualized.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.

Portfolio Holdings Information

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

More information on the Funds is available free upon request, including the following:

Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI)
Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN




                                   PROSPECTUS
                                February 28, 2006

                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN

                      BBH INFLATION-INDEXED SECURITIES FUND
                                 CLASS A SHARES

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (Sec) Or Any State Securities Commission, Nor Has The Sec Or Any State Securities Commission Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Contents
--------------------------------------------------------------------------------

                                                                            Page
Investment Objective                                                           3

Principal Investment Strategies                                                3

Principal Risk Factors                                                         7

Fund Performance                                                              11

Fees and Expenses of the Fund                                                 13

Investment Adviser                                                            15

Shareholder Information                                                       16

Financial Highlights                                                          28

Additional Information                                                        29

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. All securities purchased by the Investment Adviser must by rated at least Investment Grade (rated BBB or better) by Moody's Investors Service or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality). The dollar-weighted average maturity of the Fund's holdings will range from 3-years to 15-years.

The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities and mortgage backed securities.

The Investment Adviser may invest the assets of the Fund in security types mentioned above which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivative investments to gain exposure to market movements related to such securities or to reduce exposure to other risks, such as interest rate or credit default. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives used by the Fund will succeed. Derivative investments include future, swap and option contracts.

Common features of future contracts include: (1) standardized contract features,
(2) traded on organized exchanges, and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps, total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR.
Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class which can be defined by an index. Credit default swaps are agreements where the Fund pays a fixed periodic coupon for the specified life of the agreement. The other party makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will then make a payment to the Fund, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Because the Fund refers to IIS securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in IIS securities under normal circumstances.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Interest Rate Risk:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

The IIS Market:

Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

Indexing Methodology:

The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

Portfolio Turnover:

The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Credit Risk:

Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of Investment Grade or better, which reduces the Fund's exposure to credit risk.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign Investment Risk:

Investing  in  securities  of  foreign  issuers  involves  risks  not  typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by acts of congress, their securities are neither issued nor guaranteed by the United States Treasury.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class A shares performance from year to year. The table shows how the Fund's Class A shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[The following information was depicted as a bar chart in the printed material]

                         Total Return for Class A Shares
                             (% Per Calendar Year)
--------------------------------------------------------------------------------

                               2004        2005
                               ----        ----
                               8.03%       2.60%

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Highest and Lowest Return For Class A Shares (Quarterly 2004-2005)
--------------------------------------------------------------------------------

                                                        Return    Quarter Ending
                                                        ------    --------------
Highest                                                  4.98%        12/31/2004
Lowest                                                 (3.20)%         6/30/2004

Average Annual Total Returns For Class A Shares (Through December 31, 2005)
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund's Class A shares are reduced to reflect applicable sales charges. Return Before Taxes is shown and in addition, Return After Taxes is shown for Class A shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for Citigroup Inflation Linked Securities Index, a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

                                                                        Start of
                                                                     Performance
                                                                          (Since
                                                             1 Year    3/4/2003)
                                                            -------- -----------
Return Before Taxes                                          2.60%         4.61%
Return After Taxes on Distributions*                         (2.72)%       1.30%
Return After Taxes on Distributions
  and Sale of Fund Shares*                                   (0.06)%       1.79%
Citigroup Inflation Linked Securities
  Index (reflects no deduction
  for fees, expenses or taxes)                               2.86%         5.21%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)

Maximum Sales Charge (Load) Imposed on Purchases                          3.00%
Maximum Deferred Sales Charge (Load)1                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None
Redemption Fee (as a percentage of total redemption proceeds)(2)          1.00%
Exchange Fee                                                               None

Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets as a percentage of average net assets)

Management Fee                                                            0.25%
Administration Fee                                                        0.10%
Shareholder Servicing Fee                                                 0.25%
Distribution (12b-1) Fee                                                  0.30%
Other Expenses                                                            0.11%
                                                                          ----
Total Annual Fund Operating Expenses                                      1.01%
                                                                          ====

(1) A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment of the transaction.

(2) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class A shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class A shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class A shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                 1 Year      3 Years       5 Years       10 Years
                 ------      -------       -------       --------
                   $400         $612          $841         $1,499

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2005, it managed total assets of approximately $40 billion.

Investment strategies for the Fund and all other fixed income accounts managed by the Adviser are formed by the Fixed Income Strategy Group chaired by Glenn E. Baker, a partner at Brown Brothers Harriman. All issuers eligible for purchase in fixed income accounts managed by the Adviser are approved by the Fixed Income Credit Committee, also chaired by Mr. Baker. The implementation of investment strategies in the Fund and across all other fixed income accounts managed by the Adviser is supervised by Mr. Gregory S. Steier, a senior vice president at Brown Brothers Harriman.

Mr. James J. Evans manages the assets of the BBH Inflation-Indexed Securities Fund on a day-to-day basis. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

The Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

The Funds' SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Net Asset Value

The Fund normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities Valuation Policies

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE, normally, at 4:00 p.m., Eastern time, each business day when deter-mining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Description of Share Classes

The Fund offers three share classes: Class A Shares, Class I Shares and Class N Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A shares. Each share Class has different sales charges and other expenses which affect their performance. Contact your investment professional or call 1-800-625-5759 for more information concerning the other classes.

Purchase of Shares

The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.


An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer

Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

The required minimum initial investment for Fund shares purchased through the Transfer Agent is $1,500. The required minimum subsequent investment amount is $100. The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

Rule 12b-1 Plan

The Fund has adopted a Rule 12b-1 Plan on behalf of Class A Shares of the Fund. Under the Plan, financial institutions are paid a fee equal to 0.30% of Class A Shares assets for the sale, distribution and customer servicing of Class A Shares of the Fund.

Systematic Investment Program

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the account application or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $50.

Sales Charge When You Purchase

Class A shares are sold at NAV, plus a sales charge as listed below:

Class A Shares

                                               Sales Charge         Sales Charge
                                            as a Percentage                 as a
Purchase Amount                                   of Public    Percentage of Nav
---------------                             ---------------    -----------------
Less than $50,000                                     3.00%               3.09%
$50,000 but less than $100,000                        2.50%               2.56%
$100,000 but less than $250,000                       2.00%               2.04%
$250,000 but less than $500,000                       1.50%               1.52%
$500,000 but less than $1 million                     1.25%               1.27%
$1 million or greater(1)                              0.00%               0.00%

(1) No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive sales charge dealer concessions. Additionally, no sales charge is imposed on Class A Shares purchased through 401K, Retirement Plans, "wrap accounts" or similar programs, under which clients pay a fee for services. Trades over $1 million qualify for the large ticket transaction program which have a CDSC associated with it. See "Redemption of Shares".

Reducing the Sales Charge With Breakpoint Discounts

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your investment professional must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the BBH funds held directly or through an investment professional or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers
(SSNs) or (effective March 1, 2005) broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through an investment professional, you may be asked to provide additional information and records as required by the investment professional. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on BBH's website free of charge, BBH does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares of the Fund may be reduced or eliminated by:

Larger Purchases

o purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

o combining concurrent purchases of and/or current investments in Class A Shares of any BBH fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A of any BBH fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

o signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your investment professional or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Redemption of Shares

The Fund executes redemption requests at the next NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or

Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $1,500. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the account application or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Redemption Fee

Fund shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Dividends and Distributions

The Fund generally declares and pays monthly dividends and makes capital gains distributions, if any once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary or Eligible Institution may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction                      Federal Tax Status
--------------------------------------------------------------------------------
Redemption or exchange of        Usually capital gain or loss, long-term
shares                           only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain           Long-term capital gain
distributions
--------------------------------------------------------------------------------
Dividends                        Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help an investor understand the Fund's Class A shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected per share data and ratios for a Class A share outstanding throughout

                                                            For the        For the period from
                                                          year ended          March 7, 2003
                                                          October 31,       (commencement of
                                                       -----------------   operations) through
                                                        2005       2004      October 31, 2003
                                                       ------     ------   -------------------
Net asset value, beginning of period ...............   $11.34     $11.35           $11.40
Income from investment operations:
   Net investment income1 ..........................     0.42       0.40             0.17
   Net realized and unrealized gain (loss) .........    (0.12)      0.39             0.02
                                                       ------     ------           ------
     Total income from investment operations .......     0.30       0.79             0.19
                                                       ------     ------           ------
Less dividends and distributions:
   From net investment income ......................    (0.43)     (0.37)           (0.24)
   From net realized gains .........................    (0.19)     (0.43)              --
                                                       ------     ------           ------
     Total dividends and distributions .............    (0.62)     (0.80)           (0.24)
                                                       ------     ------           ------
Net asset value, end of period .....................   $11.02     $11.34           $11.35
                                                       ======     ======           ======

Total return .......................................     2.63%      7.40%            1.75%
Ratios/Supplemental data:
Net assets, end of period (in millions) ............   $   10     $   13           $    4
Expenses as a percentage of average net assets2 ....     1.01%      1.02%            1.00%(3,4)
Ratio of net investment income to average net assets     3.68%      3.51%            2.86%(4)
Portfolio turnover rate ............................      572%       553%             393%(4)

(1) Calculated using average shares outstanding for the year.

(2) The ratio of expenses to average net assets for the years ended October 31, 2005, 2004 and 2003 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 1.02%, 1.03% and 1.00%, respectively.

(3) Had the expense payment agreement, which terminated on July 31, 2003, not been in place, the ratio of expenses to average net assets would have been as
follows:                                     n/a        n/a             1.02%(4)

(4) Annualized.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.

Portfolio Holdings Information

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
By telephone                        Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN





                       STATEMENT OF ADDITIONAL INFORMATION

                      BBH INFLATION-INDEXED SECURITIES FUND
                                 Class N shares
                                 Class I shares
                                 Class A shares


                  40 Water Street, Boston, Massachusetts 02109

                                February 28, 2006


BBH Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers three classes of shares designated as Class N shares, Class I shares and Class A shares, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of securities that are structured to provide protection against inflation. The Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.


The Annual Report of the Fund dated October 31, 2005 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for the Fund dated February 28, 2006, a copy of which may be obtained from the Fund at the address noted above.

A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the quarter end. The Fund's website address is www.bbhfunds.com.

Table of Contents


Page

Investments................................................................3
         Investment Objective and Policies.................................3
         Investment Restrictions..........................................11
Management................................................................14
         Board of Directors...............................................17
         Code of Ethics...................................................19
         Voting Proxies in Fund Portfolio Securities......................20
         Portfolio Holding Information....................................23
         Investment Adviser...............................................23
         Administrators...................................................28
         Distributor......................................................29
         Shareholder Servicing Agent......................................30
         Financial Intermediaries.........................................30
         Eligible Institution.............................................30
         Custodian, Transfer and Dividend Disbursing Agent................30
         Independent Registered Public Accounting Firm....................31
Net Asset Value...........................................................31
Computation of Performance................................................33
Purchases and Redemptions.................................................35
Federal Taxes.............................................................36
Description of Shares.....................................................38
Portfolio Brokerage Transactions..........................................40
Note Ratings..............................................................42
Additional Information....................................................43
Financial Statements......................................................43
Appendix - Listing of Service Providers...................................44

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     The U.S. Treasury has issued Inflation-Indexed Securities ("IIS") as five-year, ten-year and thirty-year maturities. U.S. Government agencies, foreign governments and corporate issuers have also issued these types of securities. IIS may be "stripped" of their interest and principal components and purchased as separate instruments.

     U.S. Treasury IIS provide for semi-annual payments of interest and a payment of principal at maturity. Each interest payment will be adjusted up or down to take into account any inflation or deflation that occurs between the issue date of the security and the interest payment date. The principal amount of a U.S. Treasury IIS will be adjusted up at maturity to take into account the inflation that occurred between the issue date of the security and its maturity date. The repayment of principal will never be less than the original face or par amount of the security at issuance. All inflation adjustments will be based on changes in the non-seasonally adjusted U.S. City Averages All Items Consumer Price Index for All Urban Consumers, which is published monthly by the index as reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. These securities trade for purchases and sales with a daily inflation adjustment to their par amount.

     The inflation adjustment and the coupon interest on recently issued IIS result in a yield that approximates the nominal yield available on similar maturity U.S. Treasury securities, however this may or may not be true in the future depending on the market's projection of future inflation rates versus current inflation rates.

     The calculation of the inflation index ratio for IIS issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IIS does not accurately adjust for inflation, the value of the IIS could be adversely affected. In the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components will decrease.

     The Investment Adviser currently believes that the market for IIS will be sufficient to permit the Fund to pursue its investment objective. However, should the market for IIS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in excess of 20% of the Fund's total assets.

     In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with the Fund's investment objective and principal investment strategies of the Fund. Such investments may prevent the Fund from achieving its investment objective.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


Hedging Strategies
     Options on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on fixed income securities may be purchased for the Fund. Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance the income of the Fund, options on fixed income securities may be written for the Fund. A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the fixed income securities selected. The value of these options depends upon future movements in the level of interest rates as reflected in the price of the underlying fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Fund is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

     The Fund intends to write (sell) covered put and call options on optionable fixed income securities on behalf of the Fund. Call options written by the Fund give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are covered, for example, when the Fund owns the underlying securities, and put options are covered, for example, when the Fund has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security) on behalf of the Fund.

     The Fund receives a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits the opportunity of the Fund to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

     Futures Contracts on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on fixed income securities ("Futures Contracts") may be entered into for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. For the same purpose, put and call options on interest rate futures contracts may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enters into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts are used to hedge against anticipated future changes in interest rates which otherwise either might adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities selected. The value of a Futures Contract depends upon future movements in the price of the fixed income securities before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for the Fund is subject to the Investment Adviser's ability both to select appropriate fixed income securities and to predict future price movements over the short term in those securities. The incorrect choice of fixed income securities or an incorrect assessment of future price movements over the short term in those securities may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 61/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Over-the-counter (OTC) options purchased are treated as not readily marketable.


Forward Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments in IIS denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.


Loans of Portfolio Securities

     Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Fund or Brown Brothers Harriman.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the Fund's NAV. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.



U.S. GOVERNMENT SECURITIES

     These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.


Mortgage-Backed Securities

     Assets of the Fund also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Fund reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Fund may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Fund.

Asset-Backed Securities
      Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Bank Obligations

     Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman, the Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.



Repurchase Agreements

     The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian will have custody of, and will hold in a segregated account, securities quivered by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.


Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Foreign Securities

     Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
o it is organized under the laws of, or has a principal office located in, another country;
o the principal trading market for its securities is in another country; or
o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

     Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.


INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

     Except that the Fund may invest it's assets in an open-end investment company with substantially the same investment objective, policies and restrictions. The Fund may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

     (12) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Fund may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective , policies and restrictions as the Fund): (i) purchase securities of a investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the total assets of the Fund in securities that are structured to provide protection against inflation. These policies are non-fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.



MANAGEMENT

      Information pertaining to the Directors and executive officers of the Fund is set forth below. All of the Directors are not "interested persons" of the Fund as defined by the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------
Name, Birth Date and     Position(s) Held     Term of     Principal Occupation(s)    Number of Funds         Other
Address                      with Fund      Office# and   During Past 5 Years        in Fund Complex^   Directorships
                                             Length of                                 Overseen by     Held by Director
                                            Time Served                                 Director^
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Joseph V. Shields Jr.     Chairman of the    Since 1999   Managing Director,                10               None
Birth Date: March 17,        Board and                    Chairman and Chief
1938                         Director                     Executive Officer of
Shields & Company 140                                     Shields & Company
Broadway                                                  (registered
New York, NY 10005                                        broker-dealer and member
                                                          of New York Stock
                                                          Exchange); Chairman of
                                                          Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Director of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Eugene P. Beard              Director        Since 1993   Chairman and CEO of               10          Director of Old
Birth Date: March 17,                                     Wesport Asset Fund, Inc.                      Westbury Funds
1935
The Interpublic Group
of Companies, Inc.
372 Danbury, Road
2nd Floor,
Wilton, CT 06897-2530
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
David P. Feldman             Director        Since 1990   Retired; Chairman and             10            Director of
Birth Date: November                                      CEO of AT&T Investment                        Dreyfus Mutual
16, 1939                                                  Management Corporation                       Funds (59 Funds)
3 Tall Oaks Drive                                         (until May 1997);
Warren, NJ 07059                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 -
                                                          present).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Alan G. Lowy                 Director        Since 1993   Private Investor.                 10               None
Birth Date: April 17,
1939
4111 Clear Valley Drive
Encino, CA 91436
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Arthur D. Miltenberger       Director        Since 1992   Retired; Executive Vice           10               None
Birth Date: November 8,                                   President and Chief
1938                                                      Financial Officer of
503 Darlington Road                                       Richard K. Mellon and
Ligonier, PA 15658                                        Sons (until June 1998);
                                                          Vice President and
                                                          Treasurer of Richard
                                                          King Mellon Foundation
                                                          (until June 1998);
                                                          Director, R.K. Mellon
                                                          Family Corporations
                                                          (1981 - June 2003);
                                                          General Partner,
                                                          Mellon Family
                                                          Investment Company IV,
                                                          V and VI; and Director
                                                          of Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (1996 -
                                                          July 2003).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Samuel Pryor                 Director        Since 2005   Private Investor                  10               None
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
John A. Nielsen              President       Since 2004   President of the BBH             N/A          Director of BBH
                                                          Trust, BBH Prime                                Fund, Inc.
Birth Date:                                               Institutional Money                               Company
July 15, 1943                                             Market Fund, Inc., BBH
140 Broadway New York,                                    Fund, Inc. and the BBH
NY 10005                                                  U.S. Money Market
                                                          Portfolio; He joined
                                                          Brown Brothers Harriman
                                                          & Co. ("BBH & Co.") in
                                                          1968 and has been a
                                                          Partner of the firm
                                                          since 1987.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Nancy D. Osborn              Assistant       Since 2002   Assistant Secretary              N/A                N/A
Birth Date: May 4, 1966    Secretary and                  (since August 2002) and
140 Broadway                 Assistant                    Assistant Treasurer
New York, NY 10005          Treasurer,                    (since December of
                                                          2005)to the BBH Trust,
                                                          BBH Prime Institutional
                                                          Money Market Fund, Inc.,
                                                          BBH Fund, Inc. and the
                                                          BBH U.S. Money Market
                                                          Portfolio; Assistant
                                                          Vice President of BBH &
                                                          Co. since March 2003;
                                                          Associate, BBH & Co.
                                                          (April 1996 - March 2003)
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Michael F. Hogan         Chief Compliance    Since 2005   Chief Compliance           N/A                  N/A
Birth Date: January 25,       Officer                     Officer to the BBH
1963                                                      Trust, BBH Prime
50 Milk Street Boston,                                    Institutional Money
MA 02109                                                  Market Fund, Inc.,
                                                          BBH Fund, Inc. and
                                                          the BBH U.S. Money
                                                          Market Portfolio;
                                                          Senior Vice
                                                          President of BBH &
                                                          Co. since September
                                                          1994; Joined BBH &
                                                          Co. in 1985.
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Gail C. Jones                Secretary       Since 2002   Secretary to the BBH             N/A                N/A
Birth Date: October 26,                                   Trust, BBH Prime
1953                                                      Institutional Money
1001 Liberty Avenue                                       Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                          Portfolio; Counsel,
                                                          ReedSmith, LLP (since
                                                          October 2002);
                                                          Corporate Counsel
                                                          (January 1997 to
                                                          September 2002) and
                                                          Vice President January
                                                          1999 to September 2002
                                                          of Federated Services
                                                          Company.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Judith J. Mackin          Vice President     Since 2002   Vice President to the            N/A                N/A
Birth Date:                                               BBH Trust, BBH Prime
May 30, 1960                                              Institutional Money
1001 Liberty Avenue,                                      Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                                 Portfolio; Vice
                                                          President of Federated
                                                          Services Company (since
                                                                 November 1997).
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Victor R. Siclari            Assistant       Since 2002   Assistant Secretary to           N/A                N/A
Birth Date: November         Secretary                    the BBH Trust, BBH Prime
17, 1961                                                  Institutional Money
1001 Liberty Avenue                                       Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                          Portfolio; Partner,
                                                          ReedSmith, LLP (since
                                                          October 2002); Vice
                                                          President (March 1996
                                                          - September 2002) and
                                                          Senior Corporate
                                                          Counsel of Federated
                                                          Investors, Inc. (July
                                                          1998 - September
                                                          2002).
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
John C. Smith, II            Assistant       Since 2002   Assistant Treasurer to           N/A                N/A
Birth Date: August 2,        Treasurer                    the BBH Trust, BBH Prime
1965                                                      Institutional Money
50 Milk Street                                            Market Fund, Inc., BBH
Boston, MA 02109                                          Fund, Inc. and the BBH
                                                          U.S. Money Market
--
                                                          Portfolio; Assistant
                                                          Vice President (since
                                                          September 2001),
                                                          Associate (September
                                                          2000-August 2001); and
                                                          Senior Analyst of BBH
                                                          & Co. (June 1999 -
                                                          August 2000).
--------------------------------------------------------------------------------

# Each Director of the Fund holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Fund's Articles of Incorporation. All officers of the Fund hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Fund's By-laws).

  ^The Fund Complex consists of the Corporation, BBH Trust, BBH Prime
    Institutional Money Market, Inc., and the BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table


BOARD OF DIRECTORS
      The Fund's Directors, in addition to supervising the actions of the Fund's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Fund. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Fund review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

      The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.
      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held twelve meetings during the last fiscal year.

Director Equity Ownership as of 12/31/05

--------------------------------------------------------------------------------
Name of Director       Dollar Range of Equity  Aggregate Dollar Range of Equity
                         Securities in Fund      Securities in All Registered
                                               Investment Companies Overseen by
                                               Director in Family of Investment
                                                          Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eugene P. Beard                 None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David P. Feldman                None                   $10,001-$50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan G. Lowy                    None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arthur D. Miltenberger          None                    Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph V. Shields               None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Samuel Pryor                    None                         None
--------------------------------------------------------------------------------

      As of January 31, 2006, the Directors and Officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund, and to the knowledge of the Fund, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:
      Class N shares                Percentage              Shares Owned
      --------------                ----------              ------------
      Charles Schwab                55.4%                   25,061,091
      BBH & Co.                     13.4%                   6,080,005
      National Financial            21.0%                   9,489,776
      Services Corp.
      Class I shares                Percentage              Shares Owned
      --------------                ----------              ------------
      BBH & Co.                     30.0%                   2,883,264
      LaCross and Company           15.8%                   1,517,801
      Charles Schwab                18.4%                   1,771,670
      National Financial
      Services Corp.                5.8%                    560,800
      Northern Trust Co.            6.1%                    589,503
      Key Bank, N.A.                5.3%                    510,818
      LaSalle Bank, N.A.            5.4%                    518,607

      As of January 31, 2006, the partners of Brown Brothers Harriman, together with their immediate family members, owned less than 1% of the Class N shares and Class I shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 3,714,598 (8.22%) Class N shares and 2,883,263 (29.95%) Class I shares, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


COMPENSATION

      Each Director of the Fund receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH Prime Institutional Money Market Fund, Inc. and the BBH U.S. Money Market Portfolio, (in each case, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional compensation of $10,000 and $5,000 per year, respectively. In addition, each Director receives an additional fee of $2,000 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

      Director Compensation for the Calendar Year Ended 12/31/05

-------------------------------------------------------------------------------------------------------------
Name of Person, Position         Aggregate          Pension or     Estimated Annual    Total Compensation
                             Compensation from      Retirement       Benefits upon   from Fund Complex paid
                                   Fund          Benefits Accrued     Retirement           to Director
                                                 as Part of Fund
                                                     Expenses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Joseph V. Shields, Jr.,           $4,720               None              None                $50,000
Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Eugene P. Beard, Director         $3,776               None              None                $40,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Samuel Pryor                      $1,272               None              None                $10,000
Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
David P. Feldman, Director        $3,776               None              None                $40,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Alan G. Lowy, Director            $3,776               None              None                $40,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Arthur D. Miltenberger,           $4,248               None              None                $45,000
Director
-------------------------------------------------------------------------------------------------------------

Because of the services rendered to the Fund by the Investment Adviser and the Administrators, the Fund requires no employees other than its Officers, and the Officers receive no compensation from the Fund or the Fund.



CODE OF ETHICS

The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Polices

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote for proposals to:

o    Declassify the board of directors and require annual election of directors

o Require auditor independence where availability of independent candidates is reasonable

o    Ensure shareholders' right to confidential voting

o    Require shareholder vote on any future poison pill

o    Removal of super-majority vote requirements

o    Change to a simple majority vote for shareholders

o    Restrict charitable contributions

o    Prevent  a  company  from   soliciting/influencing   employees'   political
     contributions

o Convert traditional stock option plans to performance-indexed bench-marked/indexed-based stock option plans

o    Review link between stock option compensation and performance

o    Issue reverse stock splits

o    Repurchase shares when deemed appropriate by management

o    Declare dividends when deemed appropriate by management

o    Appoint external independent auditors

o    Deliver annual reports

o    Adjust  executive   performance-based  incentive  compensation  to  exclude
     non-recurring or non-operating income from the calculation

o Expense stock options on income statement/exceed the requirements of SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote against proposals to do the following when the company is in compliance with existing regulation:

o    Classify/stagger the election of directors

o    Require   adoption  of  a   workplace/vendor   code  of  conduct  based  on
     international conventions or require additional reporting

o     Environmental reporting, restrictions or requirements

o     Disclose strategic development planning

o Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation

o    Modify existing Equal Employment Opportunity policy language

o    Specifically restrain international lending practices

o    Require social/environmental/community "sustainability" reports

o    Restrict,  label,  prohibit,  require  shareholder  approval of genetically
     modified  foods  or  products/activities   containing  specific  chemicals-
     /environmental agents

o    Require specific pension plan offerings for employees

o    Restrict  or  require   reporting  on   political   contributions/political
     lobbying/employees who serve in a governmental capacity

o    Require cumulative voting

o    Impose pharmaceutical price caps/ceilings

o    Initiate or renew poison pills (shareholder rights plans)

o    Reprice stock options

o    Require geographic rotation of annual meetings

o Dictate company activities or require additional reporting regarding military activities/weaponization of space

o    Require a company to pay/increase a dividend or dictate use of cash flow

o    Require   reporting  on   anti-predatory   lending   practices  or  linking
     anti-predatory lending practices to executive compensation

o    Form a separate board committee to review sub-prime lending

o Nominate a "wage roll employee" or any other specific category of person to the board

o    Require reporting of cell-phone related accidents

o    Require additional tobacco warnings/smoke-free restaurants and facilities

o    Restrict investment in tobacco, alcohol, gambling or other stocks

o    Require additional reporting or rules concerning animal rights

o    Conversion from closed-end fund to open-end fund

o    Prohibit privatization/require reports on prohibiting privatization

o    Establish a shareholder matching gift plan

o    Link executive compensation to workforce/employee hiring trends

o    Require a fixed date for annual meetings

o    Require additional special reporting about advertising practices

o Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

o     Executive severance and compensation arrangements
o     Requirements to hire a proxy voting firm
o     Women/minorities on the board of directors
o     Multiple candidates for the board of directors
o     Composition of the board of directors
o     Independent nominating committee of the board of directors
o     Non-discrimination on the basis of sexual preference
o     Suspension or cancellation of restricted stock program
o     Cap on non-audit fees for auditor
o     Term limits
o     Board committee to review conflicts of interest
o     State of incorporation
o     Separation of role of Chairperson and CEO
o     Require independent chairperson
o     All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

Proxy Voting Procedures

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

Conflicts of Interest

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Directors or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

Proxy Voting Report

     A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.


Portfolio Holdings Information
      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.
      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.

      The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Fund and subsequent approval by the Fund's Board of Directors. The furnishing of nonpublic portfolio holdings information to a third party will be approved only if it is deemed to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

INVESTMENT ADVISER

Under an Investment Advisory Agreement with the Fund, subject to the general supervision of the Fund's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The amended and restated Investment Advisory Agreement between Brown Brothers Harriman and the Fund is dated August 4, 2003 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Fund's Directors, and (ii) by a vote of a majority of the Directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on December 12, 2005. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund incurred $1,371,408, $1,147,264 and $268,258, respectively, for advisory services.


      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Fund and Brown Brothers Harriman dated November 9, 2001, the Fund may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Fund upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Fund to change its name and the name of the Fund to eliminate all references to BBH.

Approval of Continuation of Investment Advisory Agreement

At a meeting held on December 12, 2005, the Board of Directors (the "Board") of BBH Fund, Inc. (the "Corporation"), unanimously approved the renewal of the Investment Advisory Agreement (the "IA Agreement") between the Fund and Brown Brothers Harriman & Co. ("BBH") for an additional one-year term. The following is a summary of the factors the Board took into consideration in making its determination to approve the renewal of the IA Agreement.

Nature, extent and quality of services provided by BBH

The Board noted that, under the IA Agreement in respect of each Fund, BBH, subject to the supervision of the Board, is responsible for providing a continuous investment program and, for each Fund other than the International Equity Fund, makes purchases and sales of portfolio securities consistent with the Fund's investment objective and policies.

The Board considered the scope and quality of services provided by BBH under the IA Agreement and noted that the scope of services provided had expanded over time, primarily, as a result of regulatory developments. The Board noted that, for example, BBH is responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Board considered the quality of the investment research capabilities of BBH and the other resources it has dedicated to performing services for the Funds. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the IA Agreement.

Costs of Services Provided and Profitability to BBH

At the request of the Board, BBH provided information concerning the profitability of BBH's investment company advisory and other fees and its statement of condition for the recent period and as of December 31, 2004, respectively. The Board also reviewed BBH's profitability data for each Fund, which also included the effect of revenue generated by the shareholder servicing, administration, custody and other fees paid by the Fund. The Board noted that most beneficial owners of the Funds' shares are holding these shares in the context of an overall investment management program for which BBH is the adviser and for which BBH charges an investment management fee. Since BBH excludes the assets in the Funds when calculating its advisory fees for its clients, the Board agreed that it is appropriate in an analysis of Fund profitability to reduce the advisory fees for the Funds by the advisory fees that otherwise would have been earned by BBH on the assets involved.

The Board discussed the difficulty of making comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Board considered the effect of fall-out benefits on BBH's expenses, as well as the "revenue sharing" arrangements BBH has entered into with certain entities that distribute shares of the Funds. The Board focused on profitability of BBH's relationships with the Funds before taxes and distribution expenses. The Board concluded that it was satisfied that BBH's level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benefits

The Board considered that BBH did not allocate the Funds' portfolio transactions for third party research, although it did benefit from proprietary research received from brokers that execute the Funds' purchases and sales of securities. The Board recognized that the aggregate amount of commissions generated by Fund transactions was unlikely to result in the Funds receiving from full service broker dealers substantial discounts on commission rates. The Board received and reviewed information concerning BBH's policies with respect to allocating portfolio brokerage.

The Board also considered that BBH receives shareholder servicing fees from certain funds, and is the Funds' administrator, custodian and securities lending agent. The Board noted that BBH retained no portion of the 12b-1 fees paid by the Fund that operated with a plan. The Board recognized that BBH's profitability would be somewhat lower if it did not receive proprietary research for commissions or, if it did not receive the other benefits described above.

The Board recognized that most Fund shareholders were also BBH clients, and that substantial assets are invested in the Funds as a result of an overall investment management program for the shareholder. The Board noted that the Funds also derive reputational and other benefits from their association with BBH and their use of the BBH name, which is licensed to the Funds by BBH. Thus, the Board did not believe that BBH revenues associated with its clients should be fairly regarded as "fallout" benefit from the Funds.

Economies of Scale

The Board noted that the Funds' advisory fee schedules do not contain breakpoints. As a result, if assets increase, the fee rates would not be reduced on the incremental assets. There may be other economies of scale because many expenses did not rise (and fall) proportionally to increases (and decreases) in total net assets. The Board noted that BBH had priced the advisory services in recognition of the fact that it was largely its own clients who were shareholders and, accordingly, sought to assure that the cost of advisory service and total expenses for each Fund were fair and reasonable. Consequently, the advisory fees are in the range of institutional separate account fees, which is to say substantially below, even taking into account the BBH administration fees, typical mutual fund fees. In addition, the Board noted that BBH had supported and continued to support certain Funds through fee waivers and expense reimbursements. Based on information they had been provided over many years, the Board observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there appeared to be no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. In light of the Fund's current size and expense structure, the Board concluded that it was unnecessary at this time to consider breakpoints.

Investment Results

The Board considered the investment results of each of the Funds as compared to investment companies with its peers and with one or more selected securities indices. In addition to the information received by the Board for the meeting, the Board received detailed performance information for each Fund at each regular Board meeting during the year. At the meeting, the Board reviewed information showing performance of each Fund compared to the peers generally over the 1-, 3-, 5- and since inception periods and compared to one or more securities indices over comparable periods.

The following factors specific to the Fund also were noted and considered by the Board in deciding to approve the continuation of the IA Agreements:

      The Board reviewed the information showing performance of the Inflation-Indexed Securities Fund's Class N shares and Class I shares compared to the Citibank Inflation-Indexed Securities Index since March 31, 1997, which was the date that the Inflation-Indexed Fund had completed its conversion to a TIPS benchmark. Both classes of the Inflation-Indexed Fund on a pre-fee basis outperformed the benchmark by a meaningful amount over all relevant periods and on an after-fee basis performed roughly in line with the benchmark over all relevant periods. The Board viewed with favor this performance and noted the benchmark has no fees. The Board also noted the expense ratio for both share classes was in line with or lower than many funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Board concluded that the Inflation-Indexed Fund's investment results over time and its total expense ratio had been satisfactory.

Advisory Fee Rate

The Board considered the advisory fee rate paid by each Fund to BBH. The Board recognized that it is difficult to make comparisons of these fees, and combined advisory and administration fees, because there are variations in the services that are included in the fees paid by other funds.

BBH also manages accounts for institutional clients with investment objectives similar to those of certain Funds. The fee rates payable by the BBH's institutional clients are generally comparable although occasionally lower, than the rates paid by the Funds. BBH reviewed with the Board the significant differences in the scope of services that BBH provides to institutional clients and to the Funds through both the IA and Administration Agreements (the "Admin. Agreements"). For example, BBH provides, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance, with the attendant costs and exposure to liability. BBH also coordinates the provision of services to the Funds by nonaffiliated service providers. These services normally are not provided to non investment company clients, and fees charged to the Funds reflect the costs and risks of the additional obligations. The Board also noted that since the Funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the Board did not place significant weight on these fee comparisons.

PORTFOLIO MANAGER INFORMATION
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.


                                        Total Number of Other
 Other Accounts Managed by                Accounts Managed/
 James J. Evans                             Total Assets
 Registered Investment                     2 / $838,191,608
 Companies
 Other Pooled Investment                         None
 Vehicles
 Other Accounts                          31 / $6,179,697,0000


-----------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: none.

Compensation Structure

Mr. Evans is paid a fixed base salary and variable incentives based on his performance and the overall profitability of Brown Brothers Harriman. Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually. The variable incentives are paid annually after the close of calendar year and are composed of two parts. The potentially largest incentive payment is a performance bonus, which is paid in cash and based on multiple performance criteria using a Balanced Scorecard methodology. The second incentive is participation in a profit sharing plan that allows all employees to share in the success of the Advisor in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time. The most important criterion for establishing Mr. Evan's performance bonus are the performance of portfolios under his management and his contribution to the Advisor's Fixed Income Policy Group's strategy/policy formulation process--including his effective and consistent implementation of those strategies and policies across all accounts with similar investment objectives and guidelines. Mr. Evan's contribution to this process is assessed by the investment leadership overseeing the Fixed Income Policy Group, particularly Mr. Baker and Mr. Steier.


Conflicts of Interest
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").
The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the Advisor's Fixed Income Credit Committee, and compliance with the Advisor's Code of Ethics. Finally, the Advisor has structured the portfolio managers' compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


ADMINISTRATORS
      Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Fund. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.
     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Fund's operations subject to the supervision of the Fund's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Fund with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Fund's registration statement and the Fund's prospectuses, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

The Administration Agreement between the Fund and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Fund's Administration Agreement on December 12, 2005. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Fund or shareholders of the Fund on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Fund.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund incurred $548,563, $458,906 and
$371,612, respectively, for administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR
Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Fund on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Fund or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Fund.


SHAREHOLDER SERVICING AGENT
      The Fund has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Fund with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Fund or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.


ELIGIBLE INSTITUTIONS
      The Fund enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Fund with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
      Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Fund. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Fund, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.
      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered accounting firm for the Fund.


NET ASSET VALUE


 The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of these holidays fall on a Saturday or Sunday, respectively). The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.



     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

      The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


annualized average rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


The following table sets forth average annual total return information for Class N shares and Class I shares for the periods ended December 31, 2005:




                                          5 Years                  10 Years
                             1 Year      (Annualized)            (Annualized)*
Class N shares
Total Return
  Before Taxes                2.97%          8.55%                  6.95%

  After Taxes on
  Distributions               0.55%          6.22%                  4.66%

  After Taxes on
  Distributions and Sale
  of Shares                   2.18%          6.00%                  4.56%

-----------------------------------------------------------------------------
* The inception date for the Fund was July 23, 1992. On February 20, 2001 all outstanding shares were reclassified as "Class N".

                                                             Start of
                                                        Performance on
                                                       August 14, 2001
                              1 Year                   (Annualized)
Class I shares
Total Return
  Before Taxes                 3.17%                        6.80%
                                                             Start of
                                                        Performance on
                                                        March 4, 2003
                              1 Year                    (Annualized)
Class A shares
Total Return
  Before Taxes                 2.60%                        4.61%

-----------------------------------------------------------------------------
Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.



     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Salomon Brothers Inflation-Linked Securities) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to meet such requirements. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     During periods of rising interest rates, the Investment Adviser may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements. Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Fund will be required to accrue an increasing amount of inflation-adjusted income. The Fund will be required to distribute dividends equal to substantially all of its net investment income, including the daily accretion of inflation adjustments accrued by the Fund with respect to IIS for which the Fund receives no payments in cash prior to their maturity.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Fund is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Fund to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class N, 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class I, and 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class A. The Board of Directors also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, five of which also offer Class N and Class I shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to a one full vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Fund. The Fund's Articles of Incorporation provide that the Fund may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Share certificates are not issued by the Fund.


The By-laws of the Fund provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Fund's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

The Articles of Incorporation further provides that obligations of the Fund are not binding upon the Fund's Directors individually but only upon the property of the Fund and that the Fund's Directors are not liable for any action or failure to act, but nothing in the Articles of Incorporation protects the Fund's Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Fund may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Fund were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.



     It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Fund is requested to vote on matters pertaining to the investment company, the Fund would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     The Fund has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Fund to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS


The portfolio of the Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2005, 2004, and 2003, the portfolio turnover rate for the Fund was, 572%, 553% and 393%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     The securities in which the Fund invests are traded primarily in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

NOTE RATINGS

     Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2005 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

Appendix - Listing of Service Providers
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Legal Counsel Sullivan & Cromwell LLP Service Providers Federated Services Company Edgewood Services, Inc.
ReedSmith LLP
Security Pricing Services
FT Interactive
Reuters, Inc.
Ratings Agencies
IDC






                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN

                                   Prospectus
                                FEBRUARY 28, 2006

                          BBH INTERNATIONAL EQUITY FUND
                                 CLASS N SHARES
                                 CLASS I SHARES

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (SEC) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Contents
--------------------------------------------------------------------------------

                                                                            Page
Investment Objective                                                           3

Principal Investment Strategies                                                3

Principal Risk Factors                                                         6

Fund Performance                                                              11

Fees and Expenses of the Fund                                                 13

Investment Adviser                                                            15

Shareholder Information                                                       17

Financial Highlights                                                          25

Additional Information                                                        27

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes are invested in equity securities of companies in the developed markets of the world, excluding the United States and Canada. Developed markets are those markets included in the Morgan Stanley Capital International--Europe Australia Far East Index. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies national security exchanges or over-the-counter markets.

The Fund employs a manager of managers approach whereby portions of the Fund are allocated to different investment subadvisers who employ distinct investment styles. The Fund currently uses one subadviser that employs a growth style and one that employs a value style. In addition, the Investment Adviser may also manage a portion of the Fund's assets in a core style of investing.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The subadvisers will select the individual equity securities for the assets assigned to them.

Other subadvisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the subadvisers to achieve its diversification goals, and rebalances assets among subadvisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser monitors the subadvisers by reviewing their portfolio performance and characteristics, departures of key personnel and other relevant topics. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly.

The Investment Adviser may invest the Fund's assets that it manages in stock index futures, equity index swaps, exchange traded funds or other similar investments to expose those assets to the performance of the international equity markets or market sectors. The Investment Adviser also manages the Fund's liquidity reserves and invests those reserves in liquid short-term investments, including deposits with the custodian and other banks.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity securities under normal circumstances.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that the Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

The foreign investments made by the Fund are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of its respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Developing Countries:

The Fund may invest the assets of the Fund in securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Diversification Risk:

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Fund's use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts are a type of derivative that the Fund may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's or a subadviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table gives an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[The following information was depicted as a bar chart in the printed material]

              Total Return for Class N Shares (% Per Calendar Year)
--------------------------------------------------------------------------------

  1.05%  16.17% 44.60%  (13.72)%   (24.96)%  (17.51)%  26.98%  18.79%  13.70%
  1997   1998   1999     2000        2001      2002     2003    2004    2005

Highest and Lowest Return (Quarterly 1997-2005)
--------------------------------------------------------------------------------

                                                        Return    Quarter Ending
                                                        ------    --------------
Highest                                                  24.28%       12/31/1999
Lowest                                                 (13.77)%        9/30/1998

Average Annual Total Returns for Class N Shares (Through December 31, 2005)
--------------------------------------------------------------------------------

                                                                        Start of
                                                                     Performance
                                                                          (Since
Class N Shares                               1 Year      5 Years        4/1/95)*
--------------                               ------      -------     -----------
Return Before Taxes                           13.70%      1.26%           5.64%

Return After Taxes on Distributions**         13.59%      1.27%           5.48%

Return After Taxes on Distributions
  and Sale of Fund Shares**                    9.38%      1.17%           4.93%

Class I Shares

Return Before Taxes                           14.01%      1.67%           5.95%

MSCI-EAFE (reflects no deduction
  for fees, expenses or taxes)                13.54%      4.56%           6.28%

* Prior to October 25, 2002, the Fund achieved its investment objective by investing all of its assets in the BBH International Equity Portfolio. Historical total return information for Class N shares for any period or portion thereof prior to the Class' commencement of operations (June 7, 1997 will be that of the portfolio. Historical total return information for Class I shares prior to the Class' commencement of operations (October 25, 2002) will be that of Class N shares. Each Class' performance has been adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

** After-Tax Returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-Tax Returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)

                                                       International Equity Fund
                                                       -------------------------
                                                              Class N    Class I
                                                              -------    -------
Maximum Sales Charge (Load) Imposed on Purchases                 None       None

Maximum Deferred Sales Charge (Load)                             None       None

Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                                        None       None

Redemption Fee (as a percentage of total
  redemption proceeds)(1)                                       2.00%      2.00%

Exchange Fee                                                     None       None

Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(Expenses that are deducted from fund assets as a percentage of average net assets)

                                                              Class N    Class I
                                                              -------    -------
Management Fee                                                  0.65%      0.65%

Administration Fee                                              0.15%      0.15%

Shareholder Servicing Fee                                       0.25%       None

Distribution (12b-1) Fee                                         None       None

Other Expenses                                                  0.18%      0.18%
                                                                ----       ----
Total Annual Fund Operating Expenses                            1.23%      0.98%
                                                                ====       ====

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of the Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                             1 Year        3 Years       5 Years       10 Years
                             ------        -------       -------       --------
Class N Shares                 $125           $390          $676         $1,489

Class I Shares                 $100           $312          $542         $1,201

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2005, it managed total assets of approximately $40 billion.

The Investment Adviser employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's subadvisers--currently, Walter Scott & Partners Limited ("Walter Scott") and Mondrian Investment Partners Limited ("Mondrian"). Subject to the supervision of the Fund's Board of Directors, the Investment Adviser oversees the subadvisers and evaluates their results. The Investment Adviser reviews portfolio performance, characteristics, departures of key personnel of the subadvisers and any other relevant topics. The Investment Adviser also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the subadvisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

Dr.  Kenneth J. Lyall  manages  the growth  component  of the BBH  International
Equity Fund on a day-to-day basis. Dr. Lyall is a graduate of Edinburgh University to which he holds an MA of Economics and Economics History and a PhD in Financial Economics. He joined Walter Scott in 1983.

Ms. Elizabeth A. Desmond manages the value component of the BBH International Equity Fund on a day-to-day basis. Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University and is a Chartered Financial Analyst. She joined Mondrian in 1991.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of shares of the Fund.

The Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel). The Investment Adviser has delegated daily management of the Fund's assets to Walter Scott and Mondrian, who are paid by the Investment Adviser and not by the Fund.

Pursuant to an exemptive order the Fund and the Investment Adviser received from the SEC, the Investment Adviser may select and replace subadvisers and amend Subadvisory Agreements without obtaining shareholder approval.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Net Asset Value

The Fund normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities Valuation Policies

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE, normally, at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Fund. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by the Directors of the Fund.

The Fund employs a pricing vendor that uses a fair valuation model to establish daily valuations of portfolio securities. The model looks at each security in the portfolio and determines the correlation between the security and a set of market factors, such as the price of ADRs, futures, exchange-traded funds, and the U.S. market as measured by the 1000 largest domestic stocks. The model evaluates the security's beta compared to these factors to determine which factor should be used in determining its fair value. The model analyses data for the past 90 days for each factor. The model then determines the difference between the price of the factor at the local market close versus the price at 4 p.m. Eastern Time to calculate a percentage by which the closing price should be adjusted to reflect its fair value.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this prospectus. Currently purchases of Class I shares are only available to existing Class I shareholders. Class N shares and Class I shares of the Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the Fund, may be purchased at NAV without a sales charge.

Purchase of Shares

The Fund offers shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund then executes purchases of Fund shares at the NAV per share next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts for the Fund vary depending on the class of shares you buy.

International Equity Fund
--------------------------------------------------------------------------------

                                                       Class N          Class I
                                                       -------          -------
Initial purchases                                      $100,000       $5,000,000

Subsequent purchases                                   $ 25,000       $   25,000

* Brown Brothers Harriman, the fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each eligible institution and each financial intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

Redemption of Shares

The Fund executes redemption requests at the NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares of the Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in the Fund or class thereof falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Redemption Fee

Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Dividends and Distributions

The Fund pays to shareholders substantially all of the Fund's net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction                  Federal Tax Status
--------------------------------------------------------------------------------
Redemption or                Usually capital gain or loss, long-term only if
exchange of shares           shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital            Long-term capital gain
gain distributions
--------------------------------------------------------------------------------
Dividends                    Ordinary income, potentially taxable at long-term,
                             term, capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help an investor understand the Fund's Class N shares and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected per share data and ratios for a
Class N share outstanding throughout each year
--------------------------------------------------------------------------------

                                                         For the years ended October 31,
                                           --------------------------------------------------------
                                             2005        2004       2003       2002          2001
Net asset value, beginning of year .....   $ 10.96     $  9.28     $ 8.03     $ 9.34        $ 13.29
                                           -------     -------     ------     ------        -------

Income from investment operations:
   Net investment income(1) ............      0.18        0.14       0.08       0.03           0.13
   Net realized and unrealized
      gain (loss) ......................      1.54        1.64       1.19      (1.34)         (3.92)
                                           -------     -------     ------     ------        -------
   Total income (loss) from
     investment operations .............      1.72        1.78       1.27      (1.31)         (3.79)
                                           -------     -------     ------     ------        -------
Less dividends and distributions:
   From net investment income ..........     (0.09)      (0.10)     (0.02)        --          (0.08)
   From net realized gains .............        --          --         --         --          (0.08)
                                           -------     -------     ------     ------        -------
Net asset value, end of year ...........   $ 12.59     $ 10.96     $ 9.28     $ 8.03        $  9.34
                                           =======     =======     ======     ======        =======
   Total return ........................     15.77%      19.29%     15.87%    (14.03)%       (28.94)%
Ratios/Supplemental data:
   Net assets, end of year (in millions)   $   356     $   211     $   98     $   98        $   113
   Ratio of expenses to average
     net assets ........................      1.23%       1.30%      1.28%      1.34%(2)       1.15%(2)
   Ratio of net investment income to
     average net assets ................      1.49%       1.34%      0.98%      0.34%          0.18%
   Portfolio turnover rate .............         5%         81%        74%        36%(3)         21%(3)

(1) Calculated using average shares outstanding for the year.

(2) Includes the Fund's share of expenses paid by the International Equity Portfolio (the "Portfolio") and includes the impact of the Portfolio's expense offset arrangement. Excluding the Fund's share of the expense offset arrangement increases the Fund's ratio to average net assets to 1.35% and 1.24% for the years ended October 31, 2002 and October 31, 2001, respectively.

(3) Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002 and 2001. Selected per share data and ratios for a Class I share outstanding throughout each period

                                                                             For the years
                                             For the period from           October 30, 2002
                                               ended October 31,           (commencement of
                                       ------------------------------     operations) through
                                        2005        2004        2003        October 31, 2002
                                       -------     -------     ------      ------------------
Net asset value, beginning of period   $ 10.98     $  9.30     $ 8.03           $ 7.95
                                       -------     -------     ------           ------
Income from investment operations:
   Net investment income ...........      0.21(1)     0.14(1)    0.11(1)          0.00(2)
   Net realized and unrealized gain       1.54        1.66       1.18             0.08
                                       -------     -------     ------           ------
   Total income from investment
     operations ....................      1.75        1.80       1.29             0.08
                                       -------     -------     ------           ------
Less dividends and distributions:
   From net investment income ......     (0.11)      (0.12)     (0.02)              --
                                       -------     -------     ------           ------
Net asset value, end of period .....   $ 12.62     $ 10.98     $ 9.30           $ 8.03
                                       -------     -------     ------           ------
   Total return ....................     16.05%      19.54%     16.18%            1.01%
                                       =======     =======     ======           ======
Ratios/Supplemental data:
   Net assets, end of period
     (in millions) .................   $    34     $    27     $   58           $   16
   Ratio of expenses to average
     net assets ....................      0.98%       1.05%      1.05%            1.08%(3)
   Ratio of net investment income
     to average net assets .........      1.73%       1.33%      1.34%            1.34%(3)
   Portfolio turnover rate .........         5%         81%        74%              36%(3,4)

(1) Calculated using average shares outstanding for the year.
(2) Less than $0.01 per share.
(3) Annualized.
(4) Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.

Portfolio Holdings Information

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI)
Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN






                       STATEMENT OF ADDITIONAL INFORMATION

                          BBH INTERNATIONAL EQUITY FUND
                                 Class N Shares
                                 Class I Shares

                  40 Water Street, Boston, Massachusetts 02109

                                February 28, 2006


      BBH International Equity Fund (the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

      The Annual Report of the Fund dated October 31, 2005 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

      Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2006, a copy of which may be obtained from the Fund at the address noted above.

A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the quarter end. The Fund's website address is www.bbhfunds.com.

Table of Contents

                                                             Page

Investments                                                   3
      Investment Objective and Policies                       3
      Investment Restrictions                                 10
Management                                                    12
      Board of Directors                                      16
      Code of Ethics                                          18
      Voting Proxies on Fund Portfolio Securities             18
      Portfolio Holdings Information                          21
      Investment Adviser                                      22
Administrators                                                31
      Distributor                                             32
      Shareholder Servicing Agent                             32
      Financial Intermediaries                                32
      Eligible Institutions                                   32
      Custodian, Transfer and Dividend Disbursing Agent       34
      Independent Registered Public Accounting Firm           34
Net Asset Value                                               34
Computation of Performance                                    35
Purchases and Redemptions                                     37
Federal Taxes                                                 38
Description of Shares                                         41
Portfolio Brokerage Transactions                              43
Additional Information                                        45
Financial Statements                                          45
Appendix - Listing of Service Providers                       46

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Equity Investments

      Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

      Domestic Investments

      The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Hedging Strategies

      Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

      Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

      Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Fund to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

      Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

      The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund. In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Fund enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Foreign Exchange Contracts

      Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

      While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

      The Investment Adviser on behalf of the Fund may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

Loans of Portfolio Securities

      Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Fund.

Short-Term Investments

      Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

U.S. GOVERNMENT SECURITIES

     These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.



Restricted Securities

      Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

      Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value (NAV). The Fund maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

      Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


Repurchase Agreements

      The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian will have custody of, and will hold in a segregated account, securities quivered by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.
Foreign Investment Risk:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.



INVESTMENT RESTRICTIONS

      The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information").

      Except that the Fund may invest all of it's assets in an open-end investment company with substantially the same investment objective, policies and restrictions. The Fund may not:

      (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

      (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

      (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

      (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

      (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

      (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

      (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

      (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Non-Fundamental Restrictions. The Fund may invest up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund: (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; (ii) invest less than 80% of the assets of the Fund in equity securities of companies in the developed markets of the world, excluding the United States and Canada. Developed markets are those markets included in the Morgan Stanley Capital International - Europe Australia Far East Index. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies, national security exchanges or over-the-counter markets. (iii) the Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world.
      These policies are not fundamental and may be changed without shareholder or investor approval.

      Percentage and Rating Restrictions. Except with respect to the borrowing restriction, if a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

MANAGEMENT

      Information pertaining to the Directors and executive officers of the Fund is set forth below. All of the Directors are not "interested persons" of the Fund as defined by the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------
Name, Birth Date and     Position(s) Held     Term of     Principal Occupation(s)    Number of Funds        Other
Address                      with Fund      Office# and   During Past 5 Years        in Fund Complex    Director-ships
                                             Length of                                 Overseen by     Held by Director
                                            Time Served                                 Director^
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Joseph V. Shields Jr.     Chairman of the    Since 1999   Managing Director,                10               None
Birth Date: March 17,        Board and                    Chairman and Chief
1938                         Director                     Executive Officer of
Shields & Company 140                                     Shields & Company
Broadway                                                  (registered broker-dealer
New York, NY 10005                                        and member of New York
                                                          Stock Exchange); Chairman
                                                          of Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Director of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Eugene P. Beard              Director        Since 1993   Chairman and CEO of               10         Director of Old
Birth Date: March 17,                                     Wesport Asset Fund, Inc.                      Westbury Funds
1935
The Interpublic Group
of Companies, Inc.
372 Danbury, Road
2nd Floor,
Wilton, CT 06897-2530
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
David P. Feldman             Director        Since 1990   Retired; Chairman and CEO         10           Director of
Birth Date: November                                      of AT&T Investment                            Dreyfus Mutual
16, 1939                                                  Management Corporation                       Funds (59 Funds)
3 Tall Oaks Drive                                         (until May 1997);
Warren, NJ 07059                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 -
                                                          present).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Alan G. Lowy                 Director        Since 1993   Private Investor.                 10               None
Birth Date: April 17,
1939
4111 Clear Valley Drive
Encino, CA 91436
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Arthur D. Miltenberger       Director        Since 1992   Retired; Executive Vice           10               None
Birth Date: November 8,                                   President and Chief
1938                                                      Financial Officer of
503 Darlington Road                                       Richard K. Mellon and
Ligonier, PA 15658                                        Sons (until June 1998);
                                                          Vice President and
                                                          Treasurer of Richard
                                                          King Mellon Foundation
                                                          (until June 1998);
                                                          Director, R.K. Mellon
                                                          Family Corporations
                                                          (1981 - June 2003);
                                                          General Partner,
                                                          Mellon Family
                                                          Investment Company IV,
                                                          V and VI; and Director
                                                          of Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (1996 -
                                                          July 2003).

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Samuel Pryor                 Director        Since 2005   Private Investor                  10               None
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
John A. Nielsen              President       Since 2004   President of the BBH             N/A         Director of BBH
                                                          Trust, BBH Prime                            Fund, Inc. Company
Birth Date:                                               Institutional Money
July 15, 1943                                             Market Fund, Inc., BBH
140 Broadway New York,                                    Fund, Inc. and the BBH
NY 10005                                                  U.S. Money Market
                                                          Portfolio; He joined
                                                          Brown Brothers Harriman &
                                                          Co. ("BBH & Co.") in 1968
                                                          and has been a Partner of
                                                          the firm since 1987.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Nancy D. Osborn              Assistant       Since 2002   Assistant Secretary              N/A               N/A
Birth Date: May 4, 1966    Secretary and                  (since August 2002) and
140 Broadway                 Assistant                    Assistant Treasurer
New York, NY 10005          Treasurer,                    (since December of
                                                          2005)to the BBH Trust,
                                                          BBH Prime Institutional
                                                          Money Market Fund, Inc.,
                                                          BBH Fund, Inc. and the
                                                          BBH U.S. Money Market
                                                          Portfolio; Assistant Vice
                                                          President of BBH & Co.
                                                          since March 2003;
                                                          Associate, BBH & Co.
                                                          (April 1996 - March 2003)
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Michael F. Hogan         Chief Compliance    Since 2005   Chief Compliance            N/A                  N/A
Birth Date: January 25,       Officer                     Officer to the BBH
1963                                                      Trust, BBH Prime
50 Milk Street Boston,                                    Institutional Money
MA 02109                                                  Market Fund, Inc.,
                                                          BBH Fund, Inc. and
                                                          the BBH U.S. Money
                                                          Market Portfolio;
                                                          Senior Vice
                                                          President of BBH &
                                                          Co. since September
                                                          1994; Joined BBH &
                                                          Co. in 1985.
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Gail C. Jones                Secretary       Since 2002   Secretary to the BBH             N/A               N/A
Birth Date: October 26,                                   Trust, BBH Prime
1953                                                      Institutional Money
1001 Liberty Avenue                                       Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                          Portfolio; Counsel,
                                                          ReedSmith, LLP (since
                                                          October 2002);
                                                          Corporate Counsel
                                                          (January 1997 to
                                                          September 2002) and
                                                          Vice President January
                                                          1999 to September 2002
                                                          of Federated Services
                                                          Company.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Judith J. Mackin          Vice President     Since 2002   Vice President to the BBH        N/A               N/A
Birth Date:                                               Trust, BBH Prime
May 30, 1960                                              Institutional Money
1001 Liberty Avenue,                                      Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                          Portfolio; Vice President
                                                           of Federated Services
                                                          Company (since November
                                                                          1997).
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Victor R. Siclari            Assistant       Since 2002   Assistant Secretary to           N/A               N/A
Birth Date: November         Secretary                    the BBH Trust, BBH Prime
17, 1961                                                  Institutional Money
1001 Liberty Avenue                                       Market Fund, Inc., BBH
Pittsburgh, PA                                            Fund, Inc. and the BBH
15222-3779                                                U.S. Money Market
                                                          Portfolio; Partner,
                                                          ReedSmith, LLP (since
                                                          October 2002); Vice
                                                          President (March 1996
                                                          - September 2002) and
                                                          Senior Corporate
                                                          Counsel of Federated
                                                          Investors, Inc. (July
                                                          1998 - September
                                                          2002).
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
John C. Smith, II            Assistant       Since 2002   Assistant Treasurer to           N/A               N/A
Birth Date: August 2,        Treasurer                    the BBH Trust, BBH Prime
1965                                                      Institutional Money
50 Milk Street                                            Market Fund, Inc., BBH
Boston, MA 02109                                          Fund, Inc. and the BBH
                                                          U.S. Money Market
--
                                                          Portfolio; Assistant
                                                          Vice President (since
                                                          September 2001),
                                                          Associate (September
                                                          2000-August 2001); and
                                                          Senior Analyst of BBH
                                                          & Co. (June 1999 -
                                                          August 2000).
-------------------------------------------------------------------------------------------------------------------------

# Each Director of the Fund holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Fund's Articles of Incorporation. All officers of the Fund hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Fund's By-laws).

^ The Fund Complex consists of the Corporation, BBH Trust, BBH Prime Institutional Money Market, Inc., and the BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table

BOARD OF DIRECTORS
      The Fund's Directors, in addition to supervising the actions of the Fund's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Fund. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Fund review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

      The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.
      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held twelve meetings during the last fiscal year.

Director Equity Ownership as of 12/31/05

--------------------------------------------------------------------------------
Name of Director        Dollar Range of Equity  Aggregate Dollar Range of Equity
                          Securities in Fund      Securities in All Registered
                                                Investment Companies Overseen by
                                                Director in Family of Investment
                                                            Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard                  None                         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman                 None                    $10,000-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy                     None                         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger           None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Joseph V. Shields                None                         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Samuel Pryor                     None                         None
---------------------------------------------------------------------------

      As of January 31, 2006, the partners of Brown Brothers Harriman, together with their immediate family members, owned 516,955 (1.72%) shares of the Fund's Class N shares. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 19,313,298 (64.26%) Class N Shares and 3,143,088 (100%) Class I shares, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

As of January 31, 2006, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund and to the knowledge of the Fund no person owned beneficially more than 5% of the outstanding shares of the Fund, except as set forth below:
Class N shares                      Percentage              Shares Owned
--------------                      ----------              ------------
BBH & Co.                           97.2%                   29,212,238
Class I shares                      Percentage              Shares Owned
--------------                      ----------              ------------
BBH & Co.                           100%                    3,178,650

COMPENSATION

      Each Director of the Fund receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, and BBH Prime Institutional Money Market Fund, Inc., (in each case, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional compensation of $10,000 and $5,000 per year, respectively. In addition, each Director receives an additional fee of $2,000 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).


Director Compensation for the Calendar Year Ended 12/31/05

-------------------------------------------------------------------------------------------------------------
Name of Person,             Aggregate      Pension or Retirement    Estimated Annual    Total Compensation
Position                Compensation from   Benefits Accrued as      Benefits upon      from Fund Complex^
                               Fund        Part of Fund Expenses       Retirement        paid to Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Joseph V. Shields,            $2,876                None                  None                $50,000
Jr., Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Eugene P. Beard,              $2,300                None                  None                $40,000
Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Richard L. Carpenter,         $2,300                None                  None                $40,000
Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
David P. Feldman,             $2,300                None                  None                $40,000
Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Alan G. Lowy, Director        $2,300                None                  None                $40,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Arthur D.                     $2,588                None                  None                $45,000
Miltenberger, Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Samuel Pryor                   $800                 None                  None                $10,000
Director
-------------------------------------------------------------------------------------------------------------

Because of the services rendered to the Fund by the Investment Adviser and the Administrators, the Fund requires no employees other than its Officers, and the Officers receive no compensation from the Corporation or the Fund.



CODE OF ETHICS

The Fund, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Fund, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Polices

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote for proposals to:

o    Declassify the board of directors and require annual election of directors

o Require auditor independence where availability of independent candidates is reasonable

o    Ensure shareholders' right to confidential voting

o    Require shareholder vote on any future poison pill

o    Removal of super-majority vote requirements

o    Change to a simple majority vote for shareholders

o    Restrict    charitable    contributions

o    Prevent  a  company  from   soliciting/influencing   employees'   political
     contributions

o Convert traditional stock option plans to performance-indexed benchmarked- /indexed-based stock option plans

o    Review link between stock option compensation and performance

o    Issue reverse stock splits

o    Repurchase shares when deemed appropriate by management

o    Declare dividends when deemed appropriate by management

o    Appoint external independent auditors

o Deliver annual reports o Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation

o Expense stock options on income statement/exceed the requirements of SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote against proposals to do the following when the company is in compliance with existing regulation:

o     Classify/stagger the election of directors

o    Require   adoption  of  a   workplace/vendor   code  of  conduct  based  on
     international conventions or require additional reporting

o    Environmental reporting, restrictions or requirements

o    Disclose strategic development planning

o    Socially-responsible      criteria/social     performance/human     capital
     development/employee satisfaction criteria in executive compensation

o    Modify existing Equal Employment Opportunity policy language

o    Specifically restrain international lending practices

o    Require social/environmental/community "sustainability" reports

o    Restrict,  label,  prohibit,  require  shareholder  approval of genetically
     modified  foods  or  products/activities   containing  specific  chemicals-
     /environmental agents

o    Require specific pension plan offerings for employees

o    Restrict  or  require   reporting  on   political   contributions/political
     lobbying/employees who serve in a governmental capacity

o    Require cumulative voting o Impose pharmaceutical price caps/ceilings

o    Initiate or renew poison pills (shareholder rights plans)

o    Reprice stock options

o    Require geographic rotation of annual meetings

o Dictate company activities or require additional reporting regarding military activities/weaponization of space

o    Require a company to pay/increase a dividend or dictate use of cash flow

o    Require   reporting  on   anti-predatory   lending   practices  or  linking
     anti-predatory lending practices to executive compensation

o    Form a separate board committee to review sub-prime lending

o Nominate a "wage roll employee" or any other specific category of person to the board

o    Require reporting of cell-phone related accidents

o    Require additional tobacco warnings/smoke-free restaurants and facilities

o    Restrict investment in tobacco, alcohol, gambling or other stocks

o    Require additional reporting or rules concerning animal rights

o    Conversion from closed-end fund to open-end fund

o    Prohibit privatization/require reports on prohibiting privatization

o    Establish a shareholder matching gift plan

o    Link executive compensation to workforce/employee hiring trends

o    Require a fixed date for annual meetings

o    Require additional special reporting about advertising practices

o Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

o     Executive severance and compensation arrangements
o     Requirements to hire a proxy voting firm
o     Women/minorities on the board of directors
o     Multiple candidates for the board of directors
o     Composition of the board of directors
o     Independent nominating committee of the board of directors
o     Non-discrimination on the basis of sexual preference
o     Suspension or cancellation of restricted stock program
o     Cap on non-audit fees for auditor
o     Term limits
o     Board committee to review conflicts of interest
o     State of incorporation
o     Separation of role of Chairperson and CEO
o     Require independent chairperson
o     All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

Proxy Voting Procedures

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.



Conflicts of Interest

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Directors or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

Proxy Voting Report

     A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.


Portfolio Holdings Information
      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.

      The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Fund and subsequent approval by the Fund's Board of Directors. The furnishing of nonpublic portfolio holdings information to a third party will be approved only if it is deemed to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

INVESTMENT ADVISER

      Under an Investment Advisory Agreement with the Fund, subject to the general supervision of the Fund's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Amended and Restated Investment Advisory Agreement between Brown Brothers Harriman and the Fund is dated January 12, 2004 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Fund's Directors, and (ii) by a vote of a majority of the Directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Amended and Restated Investment Advisory Agreement was most recently approved by the Independent Directors on December 12, 2005. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

      The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund incurred $2,150,436, $1,367,774, and $931,977, respectively, for advisory fees. Compensation shown was for services rendered on behalf of the Predecessor Fund.

      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Fund and Brown Brothers Harriman dated November 9, 2001, the Fund may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Fund upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Fund to change its name and the name of the Fund to eliminate all references to BBH.


Approval of Continuation of Investment Advisory Agreement

At a meeting held on December 12, 2005, the Board of Trustees (the "Board") of BBH Trust (the "Trust"), unanimously approved the renewal of the Investment Advisory Agreement (the "IA Agreement") between the Trust and Brown Brothers Harriman & Co. ("BBH") for an additional one-year term. The following is a summary of the factors the Board took into consideration in making its determination to approve the renewal of the IA Agreement.

Nature, extent and quality of services provided by BBH

Subject to the supervision of the Fund's Board of Directors, BBH oversees the subadvisers and evaluates their results. BBH reviews portfolio performance, characteristics, departures of key personnel of the subadvisers and any other relevant topics. BBH also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the subadvisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

The Board considered the scope and quality of services provided by BBH under the IA Agreement and noted that the scope of services provided had expanded over time, primarily, as a result of regulatory developments. The Board noted that, for example, BBH is responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Board considered the quality of the investment research capabilities of BBH and the other resources it has dedicated to performing services for the Funds. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the IA Agreement.

Costs of Services Provided and Profitability to BBH

At the request of the Board, BBH provided information concerning the profitability of BBH's investment company advisory and other fees and its statement of condition for the recent period and as of December 31, 2004, respectively. The Board also reviewed BBH's profitability data for each Fund, which also included the effect of revenue generated by the shareholder servicing, administration, custody and other fees paid by the Fund. The Board noted that most beneficial owners of the Funds' shares are holding these shares in the context of an overall investment management program for which BBH is the adviser and for which BBH charges an investment management fee. Since BBH excludes the assets in the Funds when calculating its advisory fees for its clients, the Board agreed that it is appropriate in an analysis of Fund profitability to reduce the advisory fees for the Funds by the advisory fees that otherwise would have been earned by BBH on the assets involved.

The Board discussed the difficulty of making comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Board considered the effect of fall-out benefits on BBH's expenses, as well as the "revenue sharing" arrangements BBH has entered into with certain entities that distribute shares of the Funds. The Board focused on profitability of BBH's relationships with the Funds before taxes and distribution expenses. The Board concluded that it was satisfied that BBH's level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benefits

The Board considered that BBH did not allocate the Funds' portfolio transactions for third party research, although it did benefit from proprietary research received from brokers that execute the Funds' purchases and sales of securities. The Board recognized that the aggregate amount of commissions generated by Fund transactions was unlikely to result in the Funds receiving from full service broker dealers substantial discounts on commission rates. The Board received and reviewed information concerning BBH's policies with respect to allocating portfolio brokerage.

The Board also considered that BBH receives shareholder servicing fees from certain funds, and is the Funds' administrator, custodian and securities lending agent. The Board noted that BBH retained no portion of the 12b-1 fees paid by the Fund that operated with a plan. The Board recognized that BBH's profitability would be somewhat lower if it did not receive proprietary research for commissions or, if it did not receive the other benefits described above.

The Board recognized that most Fund shareholders were also BBH clients, and that substantial assets are invested in the Funds as a result of an overall investment management program for the shareholder. The Board noted that the Funds also derive reputational and other benefits from their association with BBH and their use of the BBH name, which is licensed to the Funds by BBH. Thus, the Board did not believe that BBH revenues associated with its clients should be fairly regarded as "fallout" benefit from the Funds.

Economies of Scale

The Board noted that the Funds' advisory fee schedules do not contain breakpoints. As a result, if assets increase, the fee rates would not be reduced on the incremental assets. There may be other economies of scale because many expenses did not rise (and fall) proportionally to increases (and decreases) in total net assets. The Board noted that BBH had priced the advisory services in recognition of the fact that it was largely its own clients who were shareholders and, accordingly, sought to assure that the cost of advisory service and total expenses for each Fund were fair and reasonable. Consequently, the advisory fees are in the range of institutional separate account fees, which is to say substantially below, even taking into account the BBH administration fees, typical mutual fund fees. In addition, the Board noted that BBH had supported and continued to support certain Funds through fee waivers and expense reimbursements. Based on information they had been provided over many years, the Board observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there appeared to be no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. In light of the Fund's current size and expense structure, the Board concluded that it was unnecessary at this time to consider breakpoints.

Investment Results

The Board considered the investment results of each of the Funds as compared to investment companies with its peers and with one or more selected securities indices. In addition to the information received by the Board for the meeting, the Board received detailed performance information for each Fund at each regular Board meeting during the year. At the meeting, the Board reviewed information showing performance of each Fund compared to the peers generally over the 1-, 3-, 5- and since inception periods and compared to one or more securities indices over comparable periods.

The following factors specific to the Fund also were noted and considered by the Board in deciding to approve the continuation of the IA Agreements:

The Board reviewed the performance of the International Equity Fund's Class N shares and Class I shares versus the MSCI Europe, Australia and Far East Index (the "Index"). The Board considered the performance of the International Equity Fund and each sub-advisor since adopting a multi-manager approach and employing two sub-advisors in January 2004. The Board recognized that divergence from the Index, particularly during periods of significant market movements, was to be expected because each of the managers has a clearly defined fundamental investment style with only modest concern for tracking error to the Index. The Board reviewed the overall investments of the International Equity Fund and concluded that the portfolio was broadly diversified in terms of country exposure, sector exposure and specific company risk. The Board noted that the performance of both share classes after all expenses was better than the Index since January 31, 2004, but concurred that the multi-manager approach and the two sub-advisors will need to be judged over a three to five year time frame. The Board also noted the expense ratio for both share classes was in line with many funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Board concluded that the International Equity Fund's recent investment results and its total expense ratio had been satisfactory.


Advisory Fee Rate

The Board considered the advisory fee rate paid by each Fund to BBH. The Board recognized that it is difficult to make comparisons of these fees, and combined advisory and administration fees, because there are variations in the services that are included in the fees paid by other funds.

BBH also manages accounts for institutional clients with investment objectives similar to those of certain Funds. The fee rates payable by the BBH's institutional clients are generally comparable although occasionally lower, than the rates paid by the Funds. BBH reviewed with the Board the significant differences in the scope of services that BBH provides to institutional clients and to the Funds through both the IA and Administration Agreements (the "Admin. Agreements"). For example, BBH provides, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance, with the attendant costs and exposure to liability. BBH also coordinates the provision of services to the Funds by nonaffiliated service providers. These services normally are not provided to non investment company clients, and fees charged to the Funds reflect the costs and risks of the additional obligations. The Board also noted that since the Funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the Board did not place significant weight on these fee comparisons.

PORTFOLIO MANAGER INFORMATION

     The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. Brown Brothers Harriman is responsible for managing the Fund. The address of Brown Brothers Harriman is 140 Broadway, New York, NY 10005.
      The Investment Adviser employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's subadvisers--currently, Walter Scott & Partners Limited ("Walter Scott") and Mondrian Investment Partners Limited ("Mondrian"). Subject to the supervision of the Fund's Board of Directors, the Investment Adviser oversees the subadvisers and evaluates their results.

Walter Scott & Partners Limited

     A team of managers at Walter Scott & Partners Limited is responsible for managing the growth component of the Fund. The address of Walter Scott is: One Charlotte Square, Edinburgh, EHZ4DZ, UK.

The following information about the Walter Scott Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                                Total Number of Other
 Other Accounts Managed by                        Accounts Managed/
 Walter Scott                                       Total Assets*
 Registered Investment Companies                  3 / $442.6 million
 Other Pooled Investment Vehicles                8 / $2,667.7 million
 Other Accounts                                 100 / $20,330 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: None.


Portfolio Manager Compensation
Walter Scott & Partners Limited operates in all respects as a partnership. The entire income of the company (subject to the retention of annual working capital) is distributed to the directors and staff. The entire financial incentive as a portfolio manager is of an income nature. Throughout the remuneration structure the reward reflects contribution to the company as a whole. At the more junior levels this includes competitive salary and discretionary bonus. At the senior levels the bonus component is more akin to a net income share. Fixed salaries are based on an individual's level of experience as well as his position within the company. Annual bonuses are based on the performance of the company and are determined by the Board of Directors. All employees participate in the company's pension program which is structured as a defined contribution scheme. Remuneration is not linked to performance of a specific fund but to the performance of the whole company.

Mondrian Investment Partners Limited

     Elizabeth Desmond at Mondrian Investment Partners Limited is responsible for managing the value component of the Fund. The address of Mondrian is: 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year. Please note that as Mondrian follows a calendar year schedule, the information provided is as of December 31, 2004.

                                             Total Number of Other
 Other Accounts Managed by                     Accounts Managed/
 Mondrian Elizabeth Desmond                      Total Assets*
 Registered Investment Companies                 $3,052 million
 Other Pooled Investment Vehicles                $1,231 million
 Other Accounts                                  $6,326 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: None.

CONFLICT OF INTEREST

Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that may arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

Dealing in investments as Principal and the Provision of Seed Capital Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Dealing in investments as agent for more than one party Mondrian addresses the potential conflicts of interest that arise where a firm manages multiple client portfolios through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of Investment Opportunities
Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

Allocation of Aggregated Trades
Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However where such allocation would create a material adverse effect on a client an adjustment may be made to the allocation. Where such adjustment is considered appropriate. Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.
Soft Dollar Arrangements
Mondrian does not have any sort dollar arrangements in place with brokers.

Dual Agency/Cross Trade
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer; and (h) inform the client of the capacity in which Mondrian is acting.

Transacting client trades with an affiliated broker
Mondrian does not currently have any affiliated brokers. Please note that Mondrian has filed a broker/dealer application with the NASD for an affiliated company, Mondrian Distributors (U.S.), Inc. Once licensed, this broker/dealer will only be used to facilitate the sale of certain Mondrian group investment funds. No transactions for client portfolios will be executed through this entity.

Fees
Mondrian charges fees as proportion of assets under management. In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see 4. above).

Employee Personal Dealings
Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest: his property or exercise ally rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and hospitality (received)
In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the Chief Compliance Officer (any items in excess of (pound)100 require pre-approval).

Gifts and Hospitality (received)
In the normal course of business Mondrian employees may provide gilts and hospitality to third parties. Any such expenditure in excess of (pound)200 requires the approval of Mondrian's Managing Director and is reported to the Chief Compliance Officer.

Compensation
Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Mondrian's Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian's policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will he investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would he reported to senior management and the Mondrian Compliance Committee (a sub-committee of the Company's Board) and, where required, any relevant Regulator.

COMPENSATION
Mondrian has the following programs in place to retain key investment staff:

Competitive Salary - All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives - {Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important clement of the assessment Focused on the quality of individual research contribution.

COMPENSATION COMMITTEE
In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if desired. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

OWNERSHIP OF FUND SHARES
Elizabeth Desmond does not beneficially own any of the equity securities in the Fund.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

The Subadvisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe address the conflicts associated with managing multiple accounts for multiple clients.



ADMINISTRATORS

      Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Fund. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Fund's operations subject to the supervision of the Fund's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Fund with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Fund's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.


      The Amended and Restated Administration Agreement between the Fund and Brown Brothers Harriman Trust Company, LLC (dated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Fund's Administration Agreement on December 12, 2005. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Fund or shareholders of the Fund on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Fund.

      The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund incurred $496,254, $315,640, and
$215,071, respectively, for administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

      Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Fund on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Funds, at any time, without penalty, by the Board of Directors of the Fund or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and
(ii) by Edgewood on ninety (90) days' written notice to the Fund.

SHAREHOLDER SERVICING AGENT

      The Fund has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Fund with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Fund or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES

      From time to time, the Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS

      The Fund enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Fund with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Fund. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Fund, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered accounting firm for the Fund.

NET ASSET VALUE

      The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of these holidays fall on a Saturday or Sunday, respectively.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.



      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

      The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Fund's Directors. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

COMPUTATION OF PERFORMANCE

The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

      The annualized average rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


      The following table sets forth average annual total return information for the periods ended December 31, 2005:

International Equity Fund*
                                                            Start of Performance
                                      ----------------          on April 1, 1995
Class N shares              1 Year      5 Years
Total Return
  Before Taxes              13.70%       1.26%                          5.64%

  After Taxes on                      ----------------                  5.48%
  Distributions             13.59%       1.27%

                                      ----------------
  After Taxes on
  Distributions   and                                                   4.93%
  Sale of Shares            9.38%        1.17%
                                                            Start of Performance
                                      ----------------          on April 1, 1995
Class I shares              1 Year      5 Years
Total Return
  Before Taxes              14.01%       1.67%                          5.95%

(1) Class N Shares commenced operations on June 07, 1997. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for the expenses of the Fund.
---------------------------------------------------------------------------
(2) Class I Shares commenced operations on *October 25, 2002. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for expenses of the Fund.

Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund's expenses during the period.



      Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

      A confirmation of each purchase and redemption transaction is issued as on execution of that transaction.

      The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is registered as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

      Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to continue to meet such requirements. Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the net income of the Fund does not consist of dividends paid by domestic corporations.

      Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

      Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Fund has held such options. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

      If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

      Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Fund any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Fund makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Fund elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

      Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Fund to "pass through" foreign income taxes to the Fund's shareholders.

      In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

      Other Taxes. The Fund is subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      Under U.S. Treasury regulations, the Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information; however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

      The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Fund to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH International Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH International Equity Fund Class I. The Board of Directors of the Fund also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are four such series in addition to the Fund, three of which also offer multiple classes of shares.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Fund. The Fund's Articles of Incorporation provide that the Fund may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Stock certificates are not issued by the Fund.

      The By-laws of the Fund provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Fund's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

      The Articles of Incorporation of the Fund contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Fund's Directors to the Fund or its shareholders.

      The Articles of Incorporation and the By-Laws of the Fund provide that the Fund indemnify the Directors and officers of the Fund to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a Director or officer of the Fund against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The Fund has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Fund to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

      The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2005, 2004 and 2003, the portfolio turnover rate of the BBH International Equity Portfolio was 5%, 81%, and 74%, respectively. The portfolio turnover rate is that of the BBH International Equity Portfolio in which the Fund invested through October 31, 2002. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the level of portfolio activity increases.

      In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      The aggregate commissions paid by the Fund for the fiscal years ended October 31, 2005, 2004 and 2003 were $110,073, $16,875 and $547,731, respectively. Compensation shown was for services rendered on behalf of the Predecessor Fund.



      A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

      Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

      A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

      The Fund's Directors review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

      Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Annual Report of the Fund dated October 31, 2005 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.

Appendix - Listing of Service Providers
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Legal Counsel Sullivan & Cromwell LLP Service Providers Federated Services Company Edgewood Services, Inc.
ReedSmith LLP
Security Pricing Services
ITG, Inc.
FT Interactive
Reuters, Inc.
Ratings Agencies
IDC








                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN

                                   Prospectus
                                FEBRUARY 28, 2006

                          BBH TAX-EFFICIENT EQUITY FUND

                                 CLASS N SHARES

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (SEC) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Contents
--------------------------------------------------------------------------------

Investment Objective ......................................................    3

Principal Investment Strategies ...........................................    3

Principal Risk Factors ....................................................    6

Fund Performance ..........................................................    8

Fees and Expenses of the Fund .............................................   10

Investment Adviser ........................................................   11

Shareholder Information ...................................................   12

Financial Highlights ......................................................   21

Additional Information ....................................................   22

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The two main investment objectives of the Fund are capital preservation and long-term growth of capital on an after-tax basis.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of net assets of the Fund plus any borrowings for investment purposes in publicly traded equity securities. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities.

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Advisor seeks to purchase the equity securities of such companies when they are trading at a discount to intrinsic value. The Investment Advisor believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while reducing the risk of permanent capital loss.

The Investment Advisor seeks to invest in businesses with all, or most, of the following attributes: (i) essential products and services, (ii) loyal customers,
(iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. In addition, the Investment Advisor seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. The Investment Advisor bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital.

The Investment Advisor has a disciplined investment process for selecting and monitoring investments. The Investment Advisor believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Advisor has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analysis of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management's control. The Investment Advisor's time horizon when purchasing a company is typically three to five years. Investments are usually sold if they appreciate above intrinsic value.

The Investment Advisor has designed its investment criteria and processes to minimize the likelihood of a permanent capital loss for each investment. The Investment Advisor also seeks reasonable diversification in the Fund by investing in 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations greater than $5.0 billion.

The Investment Adviser applies investment strategies that should enable taxable investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. These strategies include:

o     Focusing  stock   selection  on  each  security's   long-term   investment
      potential, which typically results in a multi-year holding periods for an investment.

o Selective realization of losses within the Fund that can be used to offset realized gains.

o Holding stocks whenever practicable for one year so as to qualify for long term capital gains.

The Fund's Investment Adviser has decided to change the Fund's broad-based market index from the Russell 1000 Index to the S&P 500 Index because it is more reflective of the universe of larger capitalization companies in which the Fund invests. The Investment Adviser does not seek to mirror the security or sector weightings of the S&P 500 Index. Accordingly, the Fund's performance is likely to be different than the performance of the S&P 500 Index over quarterly and one year periods.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term increments that are not consistent with the Fund's investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity securities under normal circumstances.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Tax Management Risk:

This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investments in the Fund are neither insured nor guaranteed by the U.S. government. shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. although U.S. government agencies and instrumentalities may be chartered or sponsored by acts of congress, their securities are neither issued nor guaranteed by the United States Treasury.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund's Class N shares from year to year. The table shows how the average annual returns of the Fund's Class N shares for the periods indicated compare to the Standard's & Poor's 500 Index (S&P 500) and the Russell 1000 Index, each a broad-based market index.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[The following information was depicted as a bar chart in the printed material]

              Total Return for Class N Shares (% Per Calendar Year)
--------------------------------------------------------------------------------
          25.11%   (13.00)%   (17.76)%   (23.96)%   20.34%   7.22%   8.00%

           1999      2000       2001       2002      2003     2004    2005

Highest and Lowest Return for Class N Shares (Quarterly 1999-2005)
--------------------------------------------------------------------------------

                                                        Return    Quarter Ending
                                                        ------    --------------
Highest                                                  18.06%      12/31/1999
Lowest                                                  (18.74)%     09/30/2001

Average Annual Total Returns for Class N Shares (Through December 31, 2005)
--------------------------------------------------------------------------------

Return Before Taxes is shown and in addition, Return After Taxes is shown for Class N shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Index and the S&P 500 Index, broad-based market indices. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

                                                                        Start of
                                                                     Performance
                                                                          (Since
                                                   1 Year   5 Years  11/02/1998)
                                                   ------   -------  -----------
CLASS N SHARES
Return Before Taxes                                 8.00%   (2.69)%        1.10%
Return After Taxes on
Distributions*                                      7.99%   (2.73)%        1.06%
Return After Taxes on Distributions
  and Sale of Fund Shares                           5.22%   (2.28)%        0.93%
Russell 1000 Index (reflects no deduction of
  fees, expenses or taxes)**                        6.14%    1.07%         4.04%
S & P 500 Index (reflects no deduction of fees,
  expenses or taxes)**                              4.91%    0.54%         3.20%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The Fund's Investment Adviser has decided to change the Fund's broad-based market index from the Russell 100 Index to the S&P 500 Index because it is more reflective of the universe of larger capitalization companies in which the Fund Invests. The Investment Adviser invests in stocks with little concern for relative performance so that the Fund's performance is likely to be different than the S&P 500 Index over quarterly and one year periods.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)

                                                                         CLASS N
                                                                         -------
Maximum Sales Charge (Load) Imposed on Purchases                            None

Maximum Deferred Sales Charge (Load)                                        None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None

Redemption Fee (as a percentage of total redemption proceeds)(1)           2.00%

Exchange Fee                                                                None

Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                                        CLASS N
                                                                        -------
Management Fee                                                             0.65%

Administration Fee                                                         0.15%

Shareholder Servicing Fee                                                  0.25%

Other Expenses                                                             0.17%
                                                                           ----

Total Annual Fund Operating Expenses                                       1.22%
                                                                           ====

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                      1 Year    3 Years     5 Years    10 Years
                                      ------    -------     -------    --------
Class N Shares                          $124       $387        $670      $1,477

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors, Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2005, it managed total assets of approximately $40 billion.

Mr. Richard H. Witmer and Mr. Timothy E. Hartch as co-portfolio managers are responsible for the day-to-day management for the Fund.

Mr. Richard H. Witmer, is a Partner of BBH & Co. with 29 years of combined industry and investment experience. Mr. Witmer holds an AB from Brown University and a MBA from Harvard University. He joined BBH & Co. in 1976.

Mr. Timothy E. Hartch is a Managing Director of BBH & Co. with 10 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH & Co. in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, any other accounts managed by the portfolio managers, and any Fund shares held by the portfolio managers, and have more detailed information about the manager and other Fund service providers.

The Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Net Asset Value

The Fund normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities Valuation Policies

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

Description of Share Classes

The Fund offers Class N shares through this prospectus. Class N shares may be purchased at NAV without a sales charge. Class N shares do not convert to any other class of shares of the Fund.

Purchase of Shares

The Fund offers shares of the Fund on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                                        Class N
                                                                        -------
Initial purchases                                                      $100,000

Subsequent purchases                                                   $ 25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

Redemption of Shares

The Fund executes redemption requests at the next NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Redemption Fee

Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Dividends and Distributions

The Fund pays to shareholders substantially all of the Fund's net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction                            Federal Tax Status
--------------------------------------------------------------------------------
Redemption or exchange                 Usually capital gain or loss,
of shares                              long-term only if shares  owned
                                       more than one year
--------------------------------------------------------------------------------
Long-term capital gain                 Long-term capital gain
                                       distributions
--------------------------------------------------------------------------------
Dividends                              Ordinary income, potentially taxable
                                       at long-term, capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help an investor understand the financial performance of the Fund. The information in the financial highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected per share data and ratios for a Class N
share outstanding throughout each year
--------------------------------------------------------------------------------

                                           For the years ended October 31,
                                     -----------------------------------------
                                      2005    2004     2003     2002     2001
                                     ------  ------   ------   ------   ------
Net asset value, beginning of year . $ 9.30  $ 8.94   $ 7.79   $ 9.46   $13.52
                                     ------  ------   ------   ------   ------
Income from investment operations:
   Net investment income (loss) ....   0.05    0.02     0.04     0.01    (0.02)
   Net realized and unrealized
     gain (loss) ...................   0.91    0.38     1.12    (1.68)   (3.97)
                                     ------  ------   ------   ------   ------
     Total income (loss) from
       investment operations .......   0.96    0.40     1.16    (1.67)   (3.99)
                                     ------  ------   ------   ------   ------
Less dividends and distributions:
   From net investment income ......  (0.06)  (0.04)   (0.01)      --       --
   From net realized gains .........     --      --       --       --    (0.07)
                                     ------  ------   ------   ------   ------
   Total dividends and distributions  (0.06)  (0.04)   (0.01)      --    (0.07)
                                     ------  ------   ------   ------   ------
Net asset value, end of year ....... $10.20  $ 9.30   $ 8.94   $ 7.79   $ 9.46
                                     ======  ======   ======   ======   ======

   Total return ....................  10.31%   4.46%   14.34%  (17.65)% (29.65)%
Ratios/Supplemental data:
   Net assets, end of year
     (in millions) ................. $   62  $   48   $   47   $   83   $   41
   Expenses as a percentage of
     average net assets(1) .........   1.22%   1.20%    1.20%    1.20%    1.20%
   Ratio of net investment income
     (loss) to average net assets ..   0.47%   0.23%    0.42%    0.17%   (0.21)%
   Portfolio turnover rate .........     59%     57%      44%      33%       53%

(1) Had the expense reimbursement agreement, which terminated on December 31, 2004, not been in place, the ratio of expenses to average net assets would have
been as follows:                       1.24%    1.32%    1.36%   1.43%    1.46%

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.

Portfolio Holdings Information

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

                      (This page intentionally left blank)

More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet: Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

Brown Brothers Harriman

                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.SEC file number: 811-06139

SEC file number: 811-06139

                                  BROWN [LOGO]
                                  BROTHERS
                                  HARRIMAN





                       STATEMENT OF ADDITIONAL INFORMATION

                          BBH TAX-EFFICIENT EQUITY FUND
                                 Class N Shares

                  40 Water Street, Boston, Massachusetts 02109

                                February 28, 2006

BBH Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers Class N shares. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with tax-efficient long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

      The Annual Report of the Fund dated October 31, 2005 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

      Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2006, as supplemented from time to time, a copy of which may be obtained from the Fund at the address noted above.

A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the quarter end. The Fund's website address is www.bbhfunds.com.

Table of Contents

Page

Investments                                                     3
        Investment Objective and Policies                       3
        Investment Restrictions                                 9
Management                                                      11
        Board of Directors                                      14
        Code of Ethics16
        Voting Proxies on Fund Portfolio Securities             16
        Portfolio Holdings Information                          20
        Investment Adviser                                      20
        Administrators                                          26
        Distributor                                             27
        Shareholder Servicing Agent                             28
        Financial Intermediaries                                28
        Eligible Institutions                                   28
        Custodian, Transfer and Dividend Disbursing Agent       29
        Independent Registered Public Accounting Firm           29
Net Asset Value                                                 29
Computation of Performance                                      30
Purchases and Redemptions                                       30
Federal Taxes                                                   31
Description of Shares                                           32
Portfolio Brokerage Transactions                                36
Additional Information                                          38
Financial Statements                                            39
Appendix - Listing of Service Providers                         40

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

      Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

Equity Investments

      Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


Foreign Securities

The fund has the authority to invest up in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.
There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the fund may invest in securities into which they may be converted. The fund also may invest in securities denominated in European Currency Units ("ECUs"). An ECU is a "basket" of a specified amount of currencies of certain member states of the European Community. In addition, the fund may invest in securities denominated in other currency "baskets."

Foreign Taxes. A fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Hedging Strategies

      Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

      Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

      In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 10% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Short-Term Instruments

      The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.


Repurchase Agreements

     The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian will have custody of, and will hold in a segregated account, securities quivered by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

U.S. GOVERNMENT SECURITIES

     These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.




Restricted Securities

      Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

      Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

      Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Fund or Brown Brothers Harriman.



INVESTMENT RESTRICTIONS

      The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).

      Except that the Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions. The Fund may not:

      (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

      (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

      (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

      (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

      (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

      (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

      (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

      (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

      (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

      (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

      (11) purchase more than 10% of the outstanding voting securities of any one issuer.

      The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of the outstanding voting securities of any issuer.

      Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Fund may invest all of it's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in equity securities. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

      Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.



MANAGEMENT

      Information pertaining to the Directors and executive officers of the Fund is set forth below. All of the Directors are not "interested persons" of the Fund as defined by the 1940 Act.

----------------------------------------------------------------------------------------------------------------------
Name, Birth Date and    Position(s) Held     Term of     Principal Occupation(s)       Number of          Other
Address                     with Fund      Office# and   During Past 5 Years         Funds in Fund   Directorships
                                            Length of                                  Complex^     Held by Director
                                           Time Served                                Overseen by
                                                                                       Director^

Joseph V. Shields Jr.    Chairman of the    Since 1999   Managing Director,               10              None
Birth Date: March 17,       Board and                    Chairman and Chief
1938                        Director                     Executive Officer of
Shields & Company 140                                    Shields & Company
Broadway                                                 (registered broker-dealer
New York, NY 10005                                       and member of New York
                                                         Stock Exchange); Chairman
                                                         of Capital Management
                                                         Associates, Inc.
                                                         (registered investment
                                                         adviser); Vice Chairman
                                                         and Director of New York
                                                         Racing Association;
                                                         Director of Flowers
                                                         Industries, Inc.
                                                         (diversified food
                                                         company).


Eugene P. Beard             Director        Since 1993   Chairman and CEO of              10         Director of Old
Birth Date: March 17,                                    Wesport Asset Fund, Inc.                    Westbury Funds
1935
The Interpublic Group
of Companies, Inc.
372 Danbury, Road
2nd Floor,
Wilton, CT 06897-2530

David P. Feldman            Director        Since 1990   Retired; Chairman and CEO        10           Director of
Birth Date: November                                     of AT&T Investment                          Dreyfus Mutual
16, 1939                                                 Management Corporation                     Funds (59 Funds)
3 Tall Oaks Drive                                        (until May 1997);
Warren, NJ 07059                                         Director of Jeffrey Co.
                                                         (1992 to present);
                                                         Director of QMED (1999 -
                                                         present).

Alan G. Lowy                Director        Since 1993   Private Investor.                10              None
Birth Date: April 17,
1939
4111 Clear Valley
Drive
Encino, CA 91436

Arthur D. Miltenberger      Director        Since 1992   Retired; Executive Vice          10              None
Birth Date: November                                     President and Chief
8, 1938                                                  Financial Officer of
503 Darlington Road                                      Richard K. Mellon and
Ligonier, PA 15658                                       Sons (until June 1998);
                                                         Vice President and
                                                         Treasurer of Richard
                                                         King Mellon Foundation
                                                         (until June 1998);
                                                         Director, R.K. Mellon
                                                         Family Corporations
                                                         (1981 - June 2003);
                                                         General Partner, Mellon
                                                         Family Investment
                                                         Company IV, V and VI;
                                                         and Director of
                                                         Aerostructures
                                                         Corporation (aircraft
                                                         manufacturer) (1996 -
                                                         July 2003).

Samuel Pryor                Director        Since 2005   Private Investor                 10              None



Officers

John A. Nielsen             President       Since 2004   President of the BBH             N/A        Director of BBH
                                                         Trust, BBH Prime                              Fund, Inc.
Birth Date:                                              Institutional Money                             Company
July 15, 1943                                            Market Fund, Inc., BBH
140 Broadway New York,                                   Fund, Inc. and the BBH
NY 10005                                                 U.S. Money Market
                                                         Portfolio; He joined
                                                         Brown Brothers Harriman &
                                                         Co. ("BBH & Co.") in 1968
                                                         and has been a Partner of
                                                         the firm since 1987.

Nancy D. Osborn             Assistant       Since 2002   Assistant Secretary              N/A              N/A
Birth Date: May 4, 1966   Secretary and                  (since August 2002) and
140 Broadway                Assistant                    Assistant Treasurer
New York, NY 10005         Treasurer,                    (since December of
                                                         2005)to the BBH Trust,
                                                         BBH Prime Institutional
                                                         Money Market Fund, Inc.,
                                                         BBH Fund, Inc. and the
                                                         BBH U.S. Money Market
                                                         Portfolio; Assistant Vice
                                                         President of BBH & Co.
                                                         since March 2003;
                                                         Associate, BBH & Co.
                                                         (April 1996 - March 2003)

Michael F. Hogan        Chief Compliance    Since 2005   Chief Compliance           N/A                  N/A
Birth Date: January          Officer                     Officer to the BBH
25, 1963                                                 Trust, BBH Prime
50 Milk Street Boston,                                   Institutional Money
MA 02109                                                 Market Fund, Inc.,
                                                         BBH Fund, Inc. and
                                                         the BBH U.S. Money
                                                         Market Portfolio;
                                                         Senior Vice
                                                         President of BBH &
                                                         Co. since September
                                                         1994; Joined BBH &
                                                         Co. in 1985.

Gail C. Jones               Secretary       Since 2002   Secretary to the BBH             N/A              N/A
Birth Date: October                                      Trust, BBH Prime
26, 1953                                                 Institutional Money
1001 Liberty Avenue                                      Market Fund, Inc., BBH
Pittsburgh, PA                                           Fund, Inc. and the BBH
15222-3779                                               U.S. Money Market
                                                         Portfolio; Counsel,
                                                         ReedSmith, LLP (since
                                                         October 2002);
                                                         Corporate Counsel
                                                         (January 1997 to
                                                         September 2002) and
                                                         Vice President January
                                                         1999 to September 2002
                                                         of Federated Services
                                                         Company.

Judith J. Mackin         Vice President     Since 2002   Vice President to the BBH        N/A              N/A
Birth Date:                                              Trust, BBH Prime
May 30, 1960                                             Institutional Money
1001 Liberty Avenue,                                     Market Fund, Inc., BBH
Pittsburgh, PA                                           Fund, Inc. and the BBH
15222-3779                                               U.S. Money Market
                                                         Portfolio; Vice President
                                                           of Federated Services
                                                         Company (since November
                                                                          1997).

Victor R. Siclari           Assistant       Since 2002   Assistant Secretary to           N/A              N/A
Birth Date: November        Secretary                    the BBH Trust, BBH Prime
17, 1961                                                 Institutional Money
1001 Liberty Avenue                                      Market Fund, Inc., BBH
Pittsburgh, PA                                           Fund, Inc. and the BBH
15222-3779                                               U.S. Money Market
                                                         Portfolio; Partner,
                                                         ReedSmith, LLP (since
                                                         October 2002); Vice
                                                         President (March 1996 -
                                                         September 2002) and
                                                         Senior Corporate
                                                         Counsel of Federated
                                                         Investors, Inc. (July
                                                         1998 - September 2002).

John C. Smith, II           Assistant       Since 2002   Assistant Treasurer to           N/A              N/A
Birth Date: August 2,       Treasurer                    the BBH Trust, BBH Prime
1965                                                     Institutional Money
50 Milk Street                                           Market Fund, Inc., BBH
Boston, MA 02109                                         Fund, Inc. and the BBH
                                                         U.S. Money Market
--
                                                         Portfolio; Assistant
                                                         Vice President (since
                                                         September 2001),
                                                         Associate (September
                                                         2000-August 2001); and
                                                         Senior Analyst of BBH &
                                                         Co. (June 1999 - August
                                                         2000).


# Each Director of the Fund holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Fund's Articles of Incorporation. All officers of the Fund hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Fund's By-laws).

  ^The Fund Complex consists of the Corporation, BBH Trust, BBH Prime
    Institutional Money Market, Inc., and the BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table

BOARD OF DIRECTORS
      The Fund's Directors, in addition to supervising the actions of the Fund's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Fund. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Fund review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

      The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held twelve meetings during the last fiscal year.

Director Equity Ownership as of 12/31/05

-------------------------------------------------------------------------------
Name of Director         Dollar Range of Equity    Aggregate Dollar Range of
                           Securities in Fund      Equity Securities in All
                                                     Registered Investment
                                                     Companies Overseen by
                                                     Director in Family of
                                                     Investment Companies
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Eugene P. Beard                   None                       None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
David P. Feldman                  None                  $10,001-50,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Alan G. Lowy                      None                       None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Arthur D. Miltenberger            None                   Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Joseph V. Shields                 None                       None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Samuel Pryor                      None                       None
-------------------------------------------------------------------------------

      As of January 31 2006, the partners of Brown Brothers Harriman, together with their immediate family members, owned 415,359 (6.35%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 2,704,238 (41.33%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

      As of January 31, 2006, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund, and to the knowledge of the Fund, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

                                    Percentage              Share Amount
BBH & Co.                              89.5%                5,856,576
Ameriprise Trust Company                6.4%                418,462


Compensation

      Each Director of the Fund receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, and BBH Prime Institutional Money Market Fund, Inc., (in each case, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional compensation of $10,000 and $5,000 per year, respectively. In addition, each Director receives an additional fee of $2,000 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).


Director Compensation for the Calendar Year Ended 12/31/05

------------------------------------------------------------------------------------------------------------
Name of Person,             Aggregate            Pension or       Estimated Annual     Total Compensation
Position              Compensation from Fund     Retirement        Benefits upon       from Fund Complex^
                                              Benefits Accrued       Retirement         paid to Director
                                              as Part of Fund
                                                  Expenses
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Joseph V. Shields,             $479                 None                None                $50,000
Jr., Director
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Eugene P. Beard,               $383                 None                None                $40,000
Director
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Samuel Pryor                   $131                 None                None                $10,000
Director
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
David P. Feldman,              $383                 None                None                $40,000
Director
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Alan G. Lowy,                  $383                 None                None                $40,000
Director
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Arthur D.                      $431                 None                None                $45,000
Miltenberger,
Director
------------------------------------------------------------------------------------------------------------

^  See corresponding note to "Directors" table, above.

Because of the services rendered to the Fund by the Investment Adviser and the Administrators, the Fund requires no employees other than its Officers, and the Officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.



Proxy Voting Polices

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote for proposals to:

o    Declassify the board of directors and require annual election of directors

o Require auditor independence where availability of independent candidates is reasonable

o Ensure shareholders' right to confidential voting o Require shareholder vote on any future poison pill

o Removal of super-majority vote requirements o Change to a simple majority vote for shareholders

o    Restrict    charitable    contributions

o    Prevent  a  company  from   soliciting/influencing   employees'   political
     contributions

o Convert traditional stock option plans to performance-indexed /benchmarked- /indexed-based stock option plans

o    Review link between stock option compensation and performance

o    Issue reverse stock splits

o    Repurchase shares when deemed appropriate by management

o    Declare dividends when deemed appropriate by management

o    Appoint external independent auditors

o    Deliver annual reports

o    Adjust  executive   performance-based  incentive  compensation  to  exclude
     non-recurring or non-operating income from the calculation


o Expense stock options on income statement/exceed the requirements of SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote against proposals to do the following when the company is in compliance with existing regulation:

o    Classify/stagger the election of directors

o    Require   adoption  of  a   workplace/vendor   code  of  conduct  based  on
     international conventions or require additional reporting

o    Environmental reporting, restrictions or requirements

o    Disclose strategic development planning

o Socially-responsible criteria/social performance/human capital development- /employee satisfaction criteria in executive compensation

o    Modify existing Equal Employment Opportunity policy language

o    Specifically restrain international lending practices

o    Require social/environmental/community "sustainability" reports

o    Restrict,  label,  prohibit,  require  shareholder  approval of genetically
     modified  foods  or  products/activities   containing  specific  chemicals-
     /environmental agents

o    Require specific pension plan offerings for employees

o    Restrict  or  require   reporting  on   political   contributions/political
     lobbying/employees who serve in a governmental capacity

o    Require cumulative voting

o    Impose pharmaceutical price caps/ceilings

o    Initiate or renew poison pills (shareholder rights plans)

o    Reprice stock options

o    Require geographic rotation of annual meetings

o Dictate company activities or require additional reporting regarding military activities/weaponization of space

o    Require a company to pay/increase a dividend or dictate use of cash flow

o    Require   reporting  on   anti-predatory   lending   practices  or  linking
     anti-predatory lending practices to executive compensation

o    Form a separate board committee to review sub-prime lending

o Nominate a "wage roll employee" or any other specific category of person to the board

o    Require reporting of cell-phone related accidents

o    Require additional tobacco warnings/smoke-free restaurants and facilities

o    Restrict investment in tobacco, alcohol, gambling or other stocks

o    Require additional reporting or rules concerning animal rights

o    Conversion from closed-end fund to open-end fund

o    Prohibit privatization/require reports on prohibiting privatization

o    Establish a shareholder matching gift plan

o    Link executive compensation to workforce/employee hiring trends

o    Require a fixed date for annual meetings

o    Require additional special reporting about advertising practices

o Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

o     Executive severance and compensation arrangements
o     Requirements to hire a proxy voting firm
o     Women/minorities on the board of directors
o     Multiple candidates for the board of directors
o     Composition of the board of directors
o     Independent nominating committee of the board of directors
o     Non-discrimination on the basis of sexual preference
o     Suspension or cancellation of restricted stock program
o     Cap on non-audit fees for auditor
o     Term limits
o     Board committee to review conflicts of interest
o     State of incorporation
o     Separation of role of Chairperson and CEO
o     Require independent chairperson
o     All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

Proxy Voting Procedures

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

Conflicts of Interest

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Directors or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.


Proxy Voting Report

     A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.


 Portfolio Holdings Information
      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.

      The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Fund and subsequent approval by the Fund's Board of Directors. The furnishing of nonpublic portfolio holdings information to a third party will be approved only if it is deemed to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.


INVESTMENT ADVISER

Under an Investment Advisory Agreement with the Fund, subject to the general supervision of the Fund's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Amended and Restated Investment Advisory Agreement between Brown Brothers Harriman and the Fund is dated January 12, 2004 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Fund's Directors, and (ii) by a vote of a majority of the Directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Amended and Restated Investment Advisory Agreement was most recently approved by the Independent Directors on December 12, 2005. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund incurred $354,637, $313,533 and $0, respectively, for advisory services.

      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Fund and Brown Brothers Harriman dated November 9, 2001, the Fund may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Fund upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Fund to change its name and the name of the Fund to eliminate all references to BBH.

Approval of Continuation of Investment Advisory Agreement

At a meeting held on December 12, 2005, the Board of Trustees (the "Board") of BBH Trust (the "Trust"), unanimously approved the renewal of the Investment Advisory Agreement (the "IA Agreement") between the Trust and Brown Brothers Harriman & Co. ("BBH") for an additional one-year term. The following is a summary of the factors the Board took into consideration in making its determination to approve the renewal of the IA Agreement.

Nature, extent and quality of services provided by BBH

The Board noted that, under the IA Agreement in respect of each Fund, BBH, subject to the supervision of the Board, is responsible for providing a continuous investment program and, for each Fund other than the International Equity Fund, makes purchases and sales of portfolio securities consistent with the Fund's investment objective and policies.

The Board considered the scope and quality of services provided by BBH under the IA Agreement and noted that the scope of services provided had expanded over time, primarily, as a result of regulatory developments. The Board noted that, for example, BBH is responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Board considered the quality of the investment research capabilities of BBH and the other resources it has dedicated to performing services for the Funds. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the IA Agreement.

Costs of Services Provided and Profitability to BBH

At the request of the Board, BBH provided information concerning the profitability of BBH's investment company advisory and other fees and its statement of condition for the recent period and as of December 31, 2004, respectively. The Board also reviewed BBH's profitability data for each Fund, which also included the effect of revenue generated by the shareholder servicing, administration, custody and other fees paid by a Fund. The Board noted that most beneficial owners of the Funds' shares are holding these shares in the context of an overall investment management program for which BBH is the adviser and for which BBH charges an investment management fee. Since BBH excludes the assets in the Funds when calculating its advisory fees for its clients, the Board agreed that it is appropriate in an analysis of Fund profitability to reduce the advisory fees for the Funds by the advisory fees that otherwise would have been earned by BBH on the assets involved.

The Board discussed the difficulty of making comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Board considered the effect of fall-out benefits on BBH's expenses, as well as the "revenue sharing" arrangements BBH has entered into with certain entities that distribute shares of the Funds. The Board focused on profitability of BBH's relationships with the Funds before taxes and distribution expenses. The Board concluded that it was satisfied that BBH's level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benefits

The Board considered that BBH did not allocate the Funds' portfolio transactions for third party research, although it did benefit from proprietary research received from brokers that execute the Funds' purchases and sales of securities. The Board recognized that the aggregate amount of commissions generated by Fund transactions was unlikely to result in the Funds receiving from full service broker dealers substantial discounts on commission rates. The Board received and reviewed information concerning BBH's policies with respect to allocating portfolio brokerage.

The Board also considered that BBH receives shareholder servicing fees from certain funds, and is the Funds' administrator, custodian and securities lending agent. The Board noted that BBH retained no portion of the 12b-1 fees paid by a Fund that operated with a plan. The Board recognized that BBH's profitability would be somewhat lower if it did not receive proprietary research for commissions or, if it did not receive the other benefits described above.

The Board recognized that most Fund shareholders were also BBH clients, and that substantial assets are invested in the Funds as a result of an overall investment management program for the shareholder. The Board noted that the Funds also derive reputational and other benefits from their association with BBH and their use of the BBH name, which is licensed to the Funds by BBH. Thus, the Board did not believe that BBH revenues associated with its clients should be fairly regarded as "fallout" benefit from the Funds.

Economies of Scale

The Board noted that the Funds' advisory fee schedules do not contain breakpoints. As a result, if assets increase, the fee rates would not be reduced on the incremental assets. There may be other economies of scale because many expenses did not rise (and fall) proportionally to increases (and decreases) in total net assets. The Board noted that BBH had priced the advisory services in recognition of the fact that it was largely its own clients who were shareholders and, accordingly, sought to assure that the cost of advisory service and total expenses for each Fund were fair and reasonable. Consequently, the advisory fees are in the range of institutional separate account fees, which is to say substantially below, even taking into account the BBH administration fees, typical mutual fund fees. In addition, the Board noted that BBH had supported and continued to support certain Funds through fee waivers and expense reimbursements. Based on information they had been provided over many years, the Board observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there appeared to be no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. In light of the Fund's current size and expense structure, the Board concluded that it was unnecessary at this time to consider breakpoints.

Investment Results

The Board considered the investment results of each of the Funds as compared to investment companies with its peers and with one or more selected securities indices. In addition to the information received by the Board for the meeting, the Board received detailed performance information for each Fund at each regular Board meeting during the year. At the meeting, the Board reviewed information showing performance of each Fund compared to the peers generally over the 1-, 3-, 5- and since inception periods and compared to one or more securities indices over comparable periods.

The following factors specific to the Fund also were noted and considered by the Board in deciding to approve the continuation of the IA Agreements:

      The Board reviewed the comparative performance of the Tax-Efficient Equity Fund versus the Russell 1000 total return index. The Board viewed favorably management's decision to implement a new portfolio construction methodology in the second quarter of 2004, a methodology which puts greater emphasis on fundamental valuation considerations and less emphasis on tracking error to a broad market index such as the Russell 1000 Index. The Board recognized that divergence from the benchmark, particularly during periods of significant market movements, was to be expected because of the manager's clearly defined fundamental investment style with only modest concern for tracking error to the Russell 1000 Index. The Board spent considerable time in reviewing the Tax-Efficient Fund's investments and confirming that those investments were consistent with the new investment methodology. The Board noted that the Tax-Efficient Equity Fund's performance after all expenses was within 50 basis points of the Russell 1000's total return since June 30, 2004, but concurred that the new portfolio construction methodology and its implementation will need to be judged over a three to five year time frame. The Board also noted the Tax-Efficient Equity Fund's expense ratio was in line with many funds of similar size and investment mandate. Taking into account all of the factors considered, the Board concluded that the Tax-Efficient Equity Fund's recent investment results and its total expense ratio were acceptable and that they retained confidence in the manager to achieve the Tax-Efficient Equity Fund's investment objective.

Advisory Fee Rate

The Board considered the advisory fee rate paid by each Fund to BBH. The Board recognized that it is difficult to make comparisons of these fees, and combined advisory and administration fees, because there are variations in the services that are included in the fees paid by other funds.

BBH also manages accounts for institutional clients with investment objectives similar to those of certain Funds. The fee rates payable by the BBH's institutional clients are generally comparable although occasionally lower, than the rates paid by the Funds. BBH reviewed with the Board the significant differences in the scope of services that BBH provides to institutional clients and to the Funds through both the IA and Administration Agreements (the "Admin. Agreements"). For example, BBH provides, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance, with the attendant costs and exposure to liability. BBH also coordinates the provision of services to the Funds by nonaffiliated service providers. These services normally are not provided to non investment company clients, and fees charged to the Funds reflect the costs and risks of the additional obligations. The Board also noted that since the Funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the Board did not place significant weight on these fee comparisons.

PORTFOLIO MANAGER INFORMATION
The following information about the Fund's two Co-Portfolio Managers, Mr. Richard H. Witmer, Jr., and Mr. Timothy E. Hartch, is provided as of the end of the Fund's most recently completed fiscal year.

Other Accounts Co-Managed by                               Total Number of Other
                                                               Accounts Managed/
Richard H. Witmer, Jr. and Timothy E. Hartch          Total Assets (in millions)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Registered Investment Companies                               None
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Other Pooled Investment Vehicles                            1/$262.5
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Other Accounts                                             247/$628.1
-------------------------------------------------------------------------
Mr. Witmer and Mr. Hartch do not manage any accounts individually.

The "Other Pooled Investment Vehicle" listed in the table above refers to 1818 Partners, L.P., 1818 Partners {Offshore), L.P., and 1818 Partners 2005 Co-Investment Fund, L.P. (collectively "1818 Partners"). 1818 Partners is a concentrated, long-only investment partnership that invests through a master-feeder structure in companies that provide essential products and services and have market capitalizations at the time of purchase of less than $5.0 billion. Brown Brothers Harriman E. Co. ("BBH") is the General Partner of 1818 Partners and receives a 15% incentive profit allocation at the end of each year. No other account co-managed by Mr. Witmer and Mr. Hartch has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Witmer: none.

Dollar value range of shares owned in the Fund by Mr. Hartch: none.

Compensation Structure

Mr. Witmer is a Partner of BBH. As a Partner, most of Mr. Witmer's compensation is linked directly to the profits of BBH through a working interest in BBH's profits and a return on capital invested in BBH. Mr. Witmer's working interest is set at the beginning of each calendar year by BBH's Steering Committee based on his overall contribution to BBH, including the investment performance and profitability of the Fund and 1818 Partners. Mr. Witmer has also invested a significant amount of capital in BBH and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH. Mr. Witmer is also paid a fixed base salary.

Mr. Hartch is a Managing Director of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Mr. Hartch, and the overall profitability of BBH. Mr. Hartch's base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other managing directors of BBH. The variable incentives are composed of four separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the "Performance Bonus"). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH (the "Managing Director's profit share"). The third element is a contingent interest in the General Partner's incentive profit allocation for 1818 Partners. Mr. Hartch's share of the 1818 Partners' incentive allocation for each year vests ratably over a three-year period following such year. The fourth and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time. The main criteria for establishing Mr. Hartch's Performance Bonus are
(i) the investment performance of the Fund and certain separate accounts that follow a similar investment strategy as the Fund, (ii) the investment performance of 1818 Partners, (iii) net additions of capital to 1818 Partners, and (iv) Mr. Hartch's leadership, collaboration, and communication skills. Mr. Hartch's Managing Director's profit share and 1818 Partners' incentive profit allocation are set by BBH's Steering Committee at the beginning of each calendar year based on his overall contribution to BBH's investment management business and 1818 Partners.



Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Lt believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the Advisor's Fixed Income Credit Committee, and compliance with the Advisor's Code of Ethics. Finally,-the Advisor has structured the portfolio managers' compensation In a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

ADMINISTRATORS
      Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Fund. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

      In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Fund's operations subject to the supervision of the Fund's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Fund with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Fund's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.


      The Amended and Restated Administration Agreement between the Fund and Brown Brothers Harriman Trust Company, LLC (dated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Fund's Administration Agreement on December 12, 2005. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Fund or shareholders of the Fund on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Fund.

      The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 2005, 2004 and 2003 the Fund incurred, $81,839, $72,354 and $72,589, respectively, for administrative services. Compensation shown was for services rendered on behalf of the Predecessor Fund.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR
      Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Distributor's Contract dated as of September 16, 2002 between the Fund and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Fund on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Fund or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on sixty (60) days' written notice to the Fund.

SHAREHOLDER SERVICING AGENT
      The Fund has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Fund with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Fund or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES
      From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS
      The Fund enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Fund with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
      Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Fund. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Fund, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.
      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund.

NET ASSET VALUE

      The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and on the preceding Friday or subsequent Monday when one of these holidays fall on a Saturday or Sunday, respectively). This determination of NAV of each share of the Fund is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

      The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.
      The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

      Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

      The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


      The following table sets forth average annual total return information for Class N shares (see first paragraph of this section) for the period ended December 31, 2005 and the start of performance date of the Fund:

Class N Shares               1 Year        5 year          Start of
                                                        Performance on
                                                       November 2, 1998
Total Return
  Before Taxes               8.00%        (2.69)%            1.10%
  After Taxes on
  Distributions              7.99%        (2.73)%           (1.06)%
  After Taxes on
  Distributions   and
  Sale of Shares             5.22%        (2.28)%            0.93%

-----------------------------------------------------------------------------

      Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

      Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.




PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      The Fund reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

      Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to meet such requirements.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

      Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

      Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

      Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

      The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Fund to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class N shares. The Board of Directors has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are four such series in addition to the Fund, three of which also offer multiple classes of shares.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Fund. The Fund's Articles of Incorporation provide that the Fund may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Share certificates are not issued by the Fund.


      The By-laws of the Fund provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Fund's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible or Institution Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Articles of Incorporation further provides that obligations of the Fund are not binding upon the Fund's Directors individually but only upon the property of the Fund and that the Fund's Directors are not liable for any action or failure to act, but nothing in the Articles of Incorporation protects a Fund's Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Fund has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Fund to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

      The portfolio of the Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2005, 2004 and 2003 the portfolio turnover rate was 59%, 57% and 44% respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases.
      In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the aggregate commissions paid by the Fund were $117,252, $84,760 and $63,917 respectively.

      Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Fund uses Brown Brothers Harriman, an "affiliated person" of the Fund, as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers and an affiliated person of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.

      The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Fund to use Brown Brothers Harriman as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

      The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

      A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

      For the fiscal years ended October 31, 2005, 2004 and 2003 total transactions with a principal value of $71,491,056, $27,128,049, and $79,289,455 respectively, were effected for the Fund, of which transactions with a principal value of $0, $28,150,078, and $0 respectively, were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $0, $0 and $828 respectively).

      For the fiscal years ended October 31, 2005, 2004 and 2003, 0%, 0%, and 0% respectively, of the Fund's aggregate commissions were paid to Brown Brothers Harriman. For the same periods, transactions effected for the Fund by Brown Brothers Harriman which involved payments of commissions to BBH represented 0%, 0%, and 0%, respectively, of total transactions effected for the Fund.



      A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

      A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

      The Directors of the Fund review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

      Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

      The Annual Report of the Fund dated October 31, 2005 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

Appendix - Listing of Service Providers
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Legal Counsel Sullivan & Cromwell LLP Service Providers Federated Services Company Edgewood Services, Inc.
ReedSmith LLP
Security Pricing Services
FT Interactive
Reuters, Inc.
Ratings Agencies
IDC








                                PART C

ITEM 22.  EXHIBITS
          --------

(a)         Conformed copy of Supplementary Articles of Incorporation of the
            Registrant; (17)
(b)         Amended and Restated By-Laws of the Registrant; (7)
(c)         Not Applicable;
(d) (1)     Conformed copy of Amended and Restated Investment Advisory
            Agreement including Exhibit A; (17)
    (2)     Conformed copy of Sub-Advisory Agreement with Walter
            Scott, subadviser of the Registrant; (17)
    (3)     Conformed copy of Sub-Advisory Agreement with Mondrian
            Investment Partners Limited, subadviser of the
            Registrant; (18)
(e)         (1) Conformed copy of Amended and Restated Distribution Agreement including Exhibit A of the Registrant; (17)
(f)         Not Applicable;
(g)         (1) Conformed copy of Amended and Restated Custodian Agreement of the Registrant; (17)
    (2)     Conformed copy of Amended and Restated Transfer Agency and Services
            Agreement including Addendum to Transfer Agency and Services
            Agreement and Schedule A of the Registrant; (17)
(h) (1)     Conformed copy of Amended and Restated Administration Agreement including Appendix A of the Registrant; (17)
    (2)     Conformed copy of Sub-administrative Services Agreement
            between Brown Brothers Harriman Trust Company, LLC and
            Federated Services Company; (14)
    (3)     Form of License Agreement; (1)
    (4)     Conformed copy of Amended and Restated Shareholder Servicing
            Agreement including Appendix A of the Registrant; (17)
   (5)     Conformed copy of Amended and Restated Accounting Agreement including Appendix A of the Registrant; (17)
    (6)     Conformed copy of Amended and Restated Eligible Institution
            Agreement of the Registrant; (6)
    (7)     Conformed copy of Appendix A to Amended and Restated Eligible
            Institution Agreement of the Registrant; (14)
    (8)     Conformed copy of Expense Payment Agreement with respect to The 59
            Wall Street Inflation-Indexed Securities Fund; (13)
    (9)     Conformed copy of Expense Payment Agreement with respect to The 59
            Wall Street International Equity Fund; (10)
    (10)    Conformed copy of Expense Payment Agreement with respect to The 59
            Wall Street Broad Market Fixed Income Fund; (14)
(i)         Conformed copy of Opinion and Consent of Counsel as to the legality of Shares being registered;
(j)         Independent auditors' consent; (+)
(k)         Not Applicable;
(l) (1)     Conformed copy of investment representation letters from initial shareholders; (2)
    (2)     Form of investment representation letter from initial shareholders of The 59 Wall Street Opportunities Fund; (12)
(m)         Conformed copy of Distribution Plan for Class A Shares including
            Schedule A of the Registrant; (17)
(n) (1)     Conformed copy of Amended and Restated Multiple Class Plan including Appendix A of the Registrant; (17)
(o) (1)     Conformed copy of Power of Attorney of the Registrant; (13)
    (2)     Conformed copy of Power of Attorney of President of the Registrant;
            (17)
    (3)     Conformed copy of Power of Attorney of Director of the Registrant;
            (+)
    (4)     Conformed copy of Power of Attorney of Treasurer of the Registrant;
            (+)
(p) (1)     Conformed copy of Code of Ethics of the Registrant; (16)
    (2)     Conformed copy of Code of Ethics of the Adviser; (13)
    (3)     Conformed copy of Code of Ethics of Edgewood Services, Inc. (15)

----------------------------------------------------------------------

+   All exhibits have been filed electronically.

(1)  Filed with the initial Registration Statement on July 16, 1990.
(2)  Filed with Amendment No. 1 to this Registration Statement on October 9,
     1990.
(3) Filed with Amendment No. 2 to this Registration Statement on February 14, 1991.
(4)  Filed with Amendment No. 5 to this Registration Statement on June 15,
     1992.
(5)  Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.
(6) Filed with Amendment No. 9 to this Registration Statement on December 30, 1993.
(7) Filed with Amendment No. 24 to this Registration Statement on February 28, 1996.
(8)  Filed with Amendment No. 27 to this Registration Statement on February
     28, 1997.
(9) Filed with Amendment No. 38 to this Registration Statement on September 21, 1998.
(10) Filed with Amendment No. 40 to this Registration Statement on
     December 30, 1998.
(11) Filed with Amendment No. 43 to this Registration Statement on February 26, 1999.
(12) Filed with Amendment No. 46 to this Registration Statement on
     September 28, 1999.
(13) Filed with Amendment No. 63 to this Registration Statement on February 23, 2001.
(14) Filed with Amendment No. 77 to this Registration Statement on August
     15, 2002.
(15) Filed with Amendment No. 79 to this Registration Statement on November 1, 2002.
(16) Filed with Amendment No. 81 to this Registration Statement on March
     3, 2003.
(17) Filed with Amendment No. 84 to this Registration Statement on March 3,
     2004.
(18) Filed with Amendment No. 85 to this Registration Statement on
     December 29, 2004.

Item 23. Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 24. Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section of the Distribution Agreement between the Registrant and Edgewood Services, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser.
         -----------------------------------------------------

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership.
BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc. To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

BBH & Co. is a New York limited partnership established in 1818.
BBH & Co. has established a separately identifiable department (SID) to provide investment advice to the Fund. The SID is registered with the SEC under the Investment Advisers Act of 1940.

The following are the general partners of BBH & Co.:

Name (listed alphabetically)  Address
Occupation
J. William Anderson      140 Broadway
                         New York, NY 10005                      Banker

Peter B. Bartlett        140 Broadway
                         New York, NY  10005                     Banker

*Brian A. Berris         140 Broadway
                         New York, NY  10005                     Banker

Taylor S. Bodman         40 Water Street
                         Boston MA  02109                        Banker

John J. Borland          125 South Wacker Drive
                         Suite 2150
                         Chicago, IL  60606                      Banker

Timothy J. Connelly      140 Broadway
                         New York, NY  10005                     Banker

*Douglas A. Donahue, Jr. 40 Water Street
                         Boston MA  02109                        Banker

Anthony T. Enders        140 Broadway
                         New York, NY  10005                     Banker

Alexander T. Ercklentz   140 Broadway
                         New York, NY  10005                     Banker

T.M. Farley              140 Broadway
                         New York, NY  10005                     Banker

Dario Galindo            140 Broadway
                         New York, NY  10005                     Banker

John A. Gehret           140 Broadway
                         New York, NY  10005                     Banker

Elbridge T. Gerry, Jr.   140 Broadway
                         New York, NY  10005                     Banker


Robert R. Gould          140 Broadway
                         New York, NY  10005                     Banker

Kyosuke Hashimoto        Daimatsu Building, 4th Floor
                         8-14 Nihonbashi 3-Chrome
                         Chuo-ku, Tokyo 103-0027, Japan          Banker

Ronald J. Hill           140 Broadway
                         New York, NY  10005                     Banker

*Landon Hilliard         140 Broadway
                         New York, NY  10005                     Banker

Radford W. Klotz         140 Broadway
                         New York, NY  10005                     Banker

Michael Kraynak, Jr.     140 Broadway
                         New York, NY  10005                     Banker

Susan C. Livingston      140 Broadway
                         New York, NY  10005                     Banker

T. Michael Long          140 Broadway
                         New York, NY  10005                     Banker

*Hampton S. Lynch        Veritas House
                         125 Finsbury Pavement
                         London EC2A 1PN, England                Banker

*Michael W. McConnell    140 Broadway
                         New York, NY  10005                     Banker

John P. Molner           140 Broadway
                         New York, NY  10005                     Banker

William H. Moore III     140 Broadway
                         New York, NY  10005                     Banker

*Donald B. Murphy        140 Broadway
                         New York, NY  10005                     Banker

John A. Nielsen          140 Broadway
                         New York, NY  10005                     Banker

Eugene C. Rainis         140 Broadway
                         New York, NY  10005                     Banker

A. Heaton Robertson      40 Water Street
                         Boston MA  02109                        Banker

Jeffrey A. Schoenfeld    140 Broadway
                         New York, NY  10005                     Banker

W. Carter Sullivan III   140 Broadway
                         New York, NY  10005                     Banker

Stokley P. Towles        40 Water Street
                         Boston MA  02109                        Banker

Andrew J.F. Tucker       40 Broadway
                         New York, NY  10005                     Banker

*Lawrence C. Tucker      140 Broadway
                         New York, NY  10005                     Banker

William B. Tyree         140 Broadway
                         New York, NY  10005                     Banker

Douglas C. Walker        1531 Walnut Street
                         Philadelphia, PA  19102                 Banker

William J. Whelan, Jr.   140 Broadway
                         New York, NY  10005                    Banker

Laurence F. Whittemore   140 Broadway
                         New York, NY  10005                    Banker

Richard H. Witmer, Jr.   140 Broadway
                         New York, NY  10005                    Banker

*Member of the Steering Committee of BBH & Co.

To the knowledge of Registrant, none of the officers or directors of Walter Scott & Partners Limited, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Name                               Title/Position
----                               --------------
Dr. Walter Grant Scott             Chairman
Alan McFarlane                     Managing Director
Dr. Kenneth Lyall                  Director
Sharon Bentley-Hamlyn              Director
James Smith                        Director
Pamela Maxton                      Director
Marilyn Harrison                   Director
Alistair Lyon-Dean                 Company Secretary &
                                   Compliance Officer
John Clark                         Non-Executive Director &
                                   Senior Adviser

To the knowledge of Registrant, none of the officers or directors of Mondrian Investment Partners Limited, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Name                               Title/Position
----                               --------------
David G. Tilles                    CIO & Managing Director
Roger Kitson                       Vice Chairman
Elizabeth Desmond                  Regional Research Director
Nigel May                          Regional Research Director
Hamish Parker                      Director
Clive Gillmore                     Deputy Managing Director
Christopher Moth                   Director & CIO of Fixed
                                   Income
John Kirk                          Director
John Emberson                      Chief Operating Officer
Jude Driscoll                      Director
George E. Deming                   Director
John C. E. Campbell                Director

Item 26.    Principal Underwriters:
            -----------------------
            (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the
                  Registrant: BBH Fund, Inc., BBH Trust, Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc., Hibernia Funds, The Huntington
                  Funds, Huntington VA Funds, MTB Group of Funds and WesMark Funds.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
Business Address                With Distributor             With Registrant

Charles L. Davis, Jr.         President,
5800 Corporate Drive          Edgewood Services, Inc.              --

Pittsburgh, PA 15237-7002                                          --

Thomas R. Donahue             Director and Executive               --
5800 Corporate Drive          Vice President,
Pittsburgh, PA 15237-7002     Edgewood Services, Inc.

Peter J. Germain              Director,                            --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

John B. Fisher                Director,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


Denis McAuley II              Director and Treasurer               --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


Christine Johnston            Vice President,                      --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

C. Todd Gibson Secretary,                                          --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Lori A. Hensler               Assistant Treasurer,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Ned Bartley                   Assistant Secretary,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

      (c)   Not applicable




Item 27. Location of Accounts and Records.
         ---------------------------------

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         BBH FUND, INC.
         40 Water Street
         Boston, MA 02109
         (Registrant)
         (Notices should be sent to the Agent for Service at the above address)

         Brown Brothers Harriman & Co.
         140 Broadway
         New York, NY 10005
         (investment adviser, eligible institution and shareholder servicing agent)

         Brown Brothers Harriman Trust Company, LLC
         140 Broadway
         New York, NY  10005
         (administrator)

         Federated Services Company
         1001 Liberty Avenue
         Pittsburgh, PA 15222-3779
         (sub-administrator)

         Walter Scott & Partners, Limited
         Millburn Tower
         Gogar, Edinburgh
         EH12 9BS, UK
         (subadviser)

         Mondrian Investment Partners Limited
         3rd Floor, 80 Cheapside
         London, England
         EC2V 6EE
         (subadviser)

         Edgewood Services, Inc.
         Federated Investors Tower
         5800 Corporate Drive
         Pittsburgh, PA  15222-7010
         (distributor)

         Brown Brothers Harriman & Co.
         50 Milk Street
         Boston, MA  02109
         (custodian)

         Citigroup Global Transaction Services
         Two Portland Square
         Portland, ME  04101
         (transfer agent)


Item 28. Management Services.
         --------------------

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.



Item 29. Undertakings.

        Not applicable.

                              SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BBH Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 2nd day of March 2006.



                            BBH FUND, INC.

                        By: /s/ GAIL C. JONES
                       Gail C. Jones, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                        Title

/s/ J.V. SHIELDS, JR.                            Director and Chairman of
(J.V. Shields, Jr.)                             the Board

/s/ JOHN A. NIELSON                             President (Principal Executive
                                                Officer)
(John A. Nielson)

/s/ EUGENE P. BEARD                              Director
(Eugene P. Beard)

/s/ DAVID P. FELDMAN                             Director
(David P. Feldman)

/s/J. ANGUS IVORY Director
(J. Angus Ivory)

/s/ ARTHUR D. MILTENBERGER                      Director
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                                Director
(Alan D. Lowy)

/s/ SAMUEL PRYOR, IV                            Director
(Samuel Pryor, IV)

/s/ THOMAS M. REYNOLDS                          Treasurer,
(Thomas M. Reynolds)                            Principal Financial Officer